EXHIBIT 10.1


                              $450,000,000 (F1)

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

                    (a Pennsylvania Limited Partnership)

                             MEDIUM TERM NOTES


                           DISTRIBUTION AGREEMENT
                           ----------------------

January 12, 1998


LEHMAN BROTHERS
Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172

FIRST CHICAGO CAPITAL MARKETS, INC.
One First National Plaza
Chicago, Illinois  60670

J.P. MORGAN SECURITIES INC.
60 Wall Street
New York, New York  10260

UBS SECURITIES LLC
299 Park Avenue
New York, New York  10171

(F1) Or the U.S. dollar equivalent in certain specified foreign currencies or currency units.

Dear Sirs:

Liberty Property Trust, a Maryland real estate investment trust (the "Company"), and Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership" and, together with the Company, the "Transaction Entities"), each wish to confirm as follows its agreement with Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (individually, an "Agent" and collectively, the "Agents"), with respect to the issuance and sale by the Operating Partnership, directly to certain purchasers, including the Agents, of an aggregate of $450,000,000 (F1) in gross proceeds of the Operating Partnership's Medium-Term Notes (the "Notes"). The Notes are to be issued from time to time pursuant to an Indenture, dated as of October 24, 1997, as supplemented by a First Supplemental Indenture, dated as of October 24, 1997, and a Second Supplemental Indenture, dated as of January 12, 1998 (together, the "Indenture"), between the

Operating Partnership and The First National Bank of Chicago, as trustee (the "Trustee").

The Notes shall have the maturity ranges, applicable interest rates or interest rate formulas, specified currencies, issue prices, redemption and repayment provisions and other terms set forth in the Prospectus referred to in Section 1(a) as it may be amended or supplemented from time to time, including any supplement providing for the interest rate, maturity and other terms of any Note (a "Pricing Supplement"). The Notes will be issued, and the terms thereof established, from time to time, by the Operating Partnership in accordance with the Indenture and the Procedures referred to below. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness of the Operating Partnership and only on the specific terms set forth herein.

Subject to the terms and conditions stated herein and to the reservation by the Operating Partnership of the right to sell its Notes directly on its own behalf, the Operating Partnership hereby (i) appoints each of the Agents, on a non-exclusive basis, as the agent of the Operating Partnership for the purpose of soliciting and receiving offers to purchase Notes from the Operating Partnership and (ii) agrees that whenever the Operating Partnership determines to sell Notes directly to an Agent as principal it will enter into a separate agreement with such Agent (each, a "Purchase Agreement"). Each such Purchase Agreement, whether oral (in which case such Purchase Agreement shall be confirmed in writing within one business day of such Purchase Agreement, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as specified in Exhibit C hereto, relating to such sale in accordance with Section 2(e) hereof.

Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as defined below).

1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRANSACTION ENTITIES. Each of the Transaction Entities, jointly and severally, represents and warrants to each Agent, and agrees, as of the date hereof, as of the Closing Date (defined herein) and as of the times referred to in Sections 6(a) and 6(b) hereof (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

a) Registration statements on Form S-3 (Nos. 333-22211 and 333-43267) (together, the "Registration Statement"), and any amendments thereto, with respect to one or more series of debt securities of the Operating Partnership, including the Notes, has (i) been prepared by the Transaction Entities in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of such registration statement and any amendments thereto have been delivered by the Operating Partnership to you. As used in this Agreement, "Effective Time" means, for such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means, for such registration statement, the date of the Effective Time; "Registration Statement" means such registration statement when it became effective under the Securities Act, and as from time to time amended or supplemented thereafter (if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the time the most recent such amendment has been declared effective by the Commission), including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of such registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations, and shall include any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations with respect to the Registration Statement; "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and "Prospectus" means the Basic Prospectus and any amendments or supplements thereto (including the applicable Pricing Supplement) relating to the Notes, as filed with the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. Any reference herein to the Registration Statement or the Prospectus shall be deemed to include the documents incorporated or deemed to be incorporated by reference therein which were filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Any reference herein to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date (defined herein) and any reference herein to any amendment or supplement to the Prospectus shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date (defined herein). For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

b) The Registration Statement conforms in all material respects, and each Prospectus and any further amendments or supplements to the Registration Statement or any Prospectus will conform, when they become effective or are filed with the Commission, as the case may be, and as of the applicable Representation Date and at all times during each period during which, in the opinion of counsel for the Agents, a prospectus relating to the Notes is required to be delivered under the Securities Act (each, a "Marketing Period"), in all material respects to the requirements of the Securities Act, the Exchange Act, the Trust Indenture Act, and the rules and regulations of the Commission under such Acts, and do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto), and as of the applicable Representation Date and at all times during each Marketing Period, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made); provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Operating Partnership through the Agents by or on behalf of any Agent specifically for inclusion therein. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations thereunder; provided, however, that no representation or warranty is made as to information contained in or omitted from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of the Trustee under the Indenture. The Prospectus delivered to the Agents for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

c) The documents incorporated or deemed to be incorporated by reference into the Registration Statement or any Prospectus have been, and will be as of the applicable Representation Date and at all times during each Marketing Period, prepared by the Operating Partnership in conformity in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder; and none of such documents contained, or will contain as of the applicable Representation Date and at all times during each Marketing Period, an untrue statement of a material fact or omitted, or will omit, to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such documents have been, or will be, as of the applicable Representation Date and at all times during each Marketing Period, timely filed as required thereby.

d) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of either of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of either of the Transaction Entities, after due inquiry of the Commission, threatened by the Commission or by the state securities authority of any jurisdiction.

e) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. None of the subsidiaries of the Company (other than the Operating Partnership, Liberty Property Development Corp. ("Development Corp."), Liberty Property Development Corp.-II ("Development-II") and Liberty Special Purpose Corp. ("SP Corp.")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations. Except as described in the Prospectus and other than the Property Affiliates (as defined below), and the Operating Partnership, Development Corp., Development-II and SP Corp., the Company owns no direct or indirect equity interest in any entity, except for such interests as, in the aggregate, are not material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company and its subsidiaries considered as a single enterprise.

f) All of the issued shares of beneficial interest of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable. The description of the Common Shares conforms to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, no shares of beneficial interest of the Company are reserved for any purpose and except for the equity interests in the Operating Partnership ("Units") and the Operating Partnership's Exchangeable Subordinated Debentures due 2001 (the "Debentures"), there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company. Except for transactions described in the Prospectus and transactions in connection with stock option and other benefit plans, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of beneficial interest or any other securities of the Company.

g) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The agreement of limited partnership of the Operating Partnership, as amended to date (the "Operating Partnership Agreement") is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Prospectus. All of the Units have been duly and validly authorized and issued, are fully paid and, to the extent that such interests are owned by the Company, are owned by the Company free and clear of all liens, encumbrances, equities or claims.

h) Development Corp. has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of Development Corp. has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development Corp. owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of Development Corp. are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of Development Corp., and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of Development Corp.

i) Development-II has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of Development-II has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development-II owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of Development-II are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of Development-II, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of Development-II.

j) SP Corp. has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of SP Corp. has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of SP Corp. is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of SP Corp. are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of SP Corp. and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of SP Corp.

k) Each of those certain partnerships, limited liability companies or other entities holding title to one or more of the Properties (the "Property Affiliates") are the only entities other than the Operating Partnership through which the Company and the Operating Partnership own interests in the Properties. Each of the Property Affiliates has been duly organized and is validly existing as a limited partnership, limited liability company or other entity in good standing under the laws of the jurisdiction in which it is organized, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as set forth in the Prospectus, all of the ownership interests of each Property Affiliate have been duly and validly authorized and issued, are fully paid and non-assessable and all of the ownership interests owned directly or indirectly by the Company and the Operating Partnership, as described in the Prospectus, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

l) The Notes have been validly authorized for issuance and sale pursuant to this Agreement and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and this Agreement so as not to violate any applicable law or agreement or instrument then binding on the Operating Partnership, and the Notes have been duly executed, authenticated and delivered against payment therefor as provided in this Agreement and the Indenture, the Notes will be validly issued and outstanding, and will constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits of the Indenture and enforceable in accordance with their terms and the terms of the Indenture.

m) The Indenture has been duly authorized, executed and delivered by the Operating Partnership, and constitutes a valid and binding agreement on the part of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms; the Notes and the Indenture conform in all material respects to the descriptions thereof contained in each Prospectus.

(n) (A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities, and assuming due authorization, execution and delivery by each of the Agents, is a valid and binding agreement of each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms; and (B) the Operating Partnership Agreement and the partnership agreement of each Property Affiliate, has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms.

(o) The execution, delivery and performance of this Agreement by each of the Transaction Entities, the execution, delivery and performance of the Indenture, the Notes, and each applicable Purchase Agreement, if any, by the Operating Partnership, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company, the Operating Partnership or any of their subsidiaries pursuant to the terms of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which either of the Transaction Entities or any of their subsidiaries is a party or by which either of the Transaction Entities is bound or to which any of the Properties or other assets of either of the Transaction Entities or any of their subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of either of the Transaction Entities or any of their subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their subsidiaries or any of their respective properties or assets; and except for the registration of the Notes under the Securities Act and the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Notes by the Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities or the Notes, each applicable Purchase Agreement, if any, or the Indenture by the Operating Partnership, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes. Compliance by the Operating Partnership with the provisions of the Notes and the Indenture has been duly authorized by all necessary partnership action.

(p) Since the date of the Indenture, no event has occurred and is continuing that, had the Notes been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default (as defined in the Indenture) under the Indenture.

(q) Other than as described in the Prospectus and other than rights of persons whose securities are already registered under the Securities Act, there are no contracts, agreements or understandings between the Transaction Entities and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of either of the Transaction Entities owned or to be owned by such person or to require either of the Transaction Entities to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Transaction Entities under the Securities Act.

(r) Except as described or contemplated in the Prospectus, neither Transaction Entity has sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulation D or S under, the Securities Act.

(s) Neither of the Transaction Entities nor any of the Properties has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of either of the Transaction Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting any of the Properties or the general affairs, management, financial position, shareholders' equity or results of operations of either of the Transaction Entities, other than as set forth or contemplated in the Prospectus.

(t) The financial statements (including the related notes and supporting schedules) filed as part of, or incorporated by reference in, the Registration Statement and the Prospectus present fairly and will present fairly as of the applicable Representation Date and at all times during each Marketing Period the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been and will be as of the applicable Representation Date and at all times during each Marketing Period prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The unaudited financial statements of the Transition Entities, if any, and the related notes, included or incorporated by reference in each Prospectus present fairly and will present fairly at all times during each period specified in Section 3(d) hereof the financial position of the Company at the dates and for the periods indicated in conformity with generally accepted accounting principles (except for the absence of notes) applied on a consistent basis throughout the periods shown, subject to normally recurring changes resulting from year-end audit adjustments, and prepared in accordance with the instructions to Form 10-Q. The Company's ratios of earnings to fixed charges and of earnings to combined fixed charges and preferred share dividends (actual and, if any, pro forma) included in the Prospectus under the captions "Certain Ratios" and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. Pro forma financial information, if any, included in or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act, the Rules and Regulations and AICPA guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of operations for the respective periods specified.

(u) Ernst & Young LLP, who have certified certain financial statements of the Operating Partnership, whose reports appear in each Prospectus or are incorporated by reference therein, are independent public accountants as required by the Securities Act and the Rules and Regulations.

(v) (A) The Operating Partnership and the Property Affiliates have good and marketable title to each of the Properties, free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or those which are not material in amount or those which would not have a material adverse effect on the business, operations, use or value of any of the Properties; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any Transaction Entity which are required to be disclosed in the Prospectus are disclosed therein;
(C) except as otherwise described in the Prospectus, neither Transaction Entity and, to the knowledge of the Transaction Entities, no tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, or
(ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, which individually or in the aggregate would have a material adverse effect on the Company and its subsidiaries taken together as a whole, and neither Transaction Entity knows of any event which, but for the passage of time or the giving of notice, or both, would constitute such a default under any of such documents or agreements; (D) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not have a material adverse effect on the business operations, use or value of such Property; and (E) neither Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner adversely affect the size of, use of, improvements on, construction on or access to the Properties.

(w) Except as described in the Prospectus, the mortgages and deeds of trust which encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties.

(x) Except as described in the Prospectus, the Operating Partnership and the Property Affiliates have obtained title insurance on the fee or leasehold interests in each of the Properties, in an amount at least equal to the greater of (A) the mortgage indebtedness of each such Property or (B) the purchase price of each such Property.

(y) Except as disclosed in the Prospectus and except such as in each case would not have a material adverse effect on any Property, Property Affiliate, or Transaction Entity or any of their subsidiaries, taken together as a whole; (A) to the knowledge of the Transaction Entities, after due inquiry, the operations of the Company, the Operating Partnership, Development Corp., Development-II, SP Corp., and the Properties are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) to the knowledge of the Transaction Entities, after due inquiry, none of the Transaction Entities, the Property Affiliates or any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (C) none of the Transaction Entities or Property Affiliates has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (D) neither of the Transaction Entities has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no Property is included or, to the knowledge of the Transaction Entities, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and neither of the Transaction Entities has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

     As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. 172.101, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C.
 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the Environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

(z) Each Transaction Entity and their subsidiaries, and each Property carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of such Property and as is customary for companies engaged in similar businesses in similar industries.
Each Transaction Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

(aa) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which either Transaction Entity or their subsidiaries is a party or of which any property or assets of either Transaction Entity or their subsidiaries is the subject which, if determined adversely to such Transaction Entity or subsidiary, could reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company; and, except as described in the Prospectus, to the best knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(bb) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

(cc) No relationship, direct or indirect, exists between or among either of the Transaction Entities on the one hand, and the trustees, officers, shareholders, customers or suppliers of the Transaction Entities on the other hand, that is required to be described in the Prospectus that is not so described.

(dd) No labor disturbance by the employees of either Transaction Entity exists or, to the knowledge of the Transaction Entities, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of such Transaction Entity.

(ee) Each Transaction Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which either Transaction Entity would have any liability; neither Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which either Transaction Entity would have any liability that is intended to be qualified under section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ff) Each Transaction Entity and their subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no material tax deficiency has been determined adversely to either Transaction Entity or their subsidiaries which has had (nor does either Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have) a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of such Transaction Entity or subsidiary.

(gg) At all times since June 16, 1994, the Company, the Operating Partnership, Development Corp., Development-II and SP Corp. have been, and upon the sale of the Notes will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust under the Code and the proposed method of operation of the Company, the Operating Partnership, Development Corp., Development-II and SP Corp. will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

(hh) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed or contemplated in the Prospectus, neither Transaction Entity has (i) issued or granted any securities (other than in connection with stock option or other benefit plans, the conversion of Units to common shares of beneficial interest of the Company, the issuance of common shares of beneficial interest of the Company in exchange for Debentures and the issuance of Units in connection with the acquisition of property), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business nor (iv) declared or paid any dividend on its capital stock (other than regular quarterly dividends).

(ii) Each Transaction Entity and their subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(jj) No Transaction Entity or any of their subsidiaries (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business.

(kk) Neither Transaction Entity, nor any trustee, officer, agent, employee or other person associated with or acting on behalf of either Transaction Entity, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ll) Neither Transaction Entity or any of their subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

(mm) Other than this Agreement and as set forth in the Prospectus under the heading "Plan of Distribution," there are no contracts, agreements or understandings between either Transaction Entity and any person that would give rise to a valid claim against either Transaction Entity or any Agent for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

(nn) The Notes have been rated by a "nationally recognized statistical rating agency" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act), including one or both of Moody's Investor Services, Inc. and Standard & Poor's Corporation.

(oo) The certificates delivered pursuant to paragraph (h) of Section 5 hereof and all other documents delivered by the Transaction Entities or their representatives in connection with the issuance and sale of the Notes were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true and complete in all material respects.

(pp) Each Transaction Entity has complied with all applicable provisions of Florida Statutes 517.075, relating to issuers doing business with Cuba.

SOLICITATIONS AS AGENT; PURCHASES AS PRINCIPAL.

(a) APPOINTMENT. Subject to the terms and conditions stated herein, and subject to the reservation by the Operating Partnership of the right to sell Notes directly on its own behalf and through or to other dealers or agents, the Operating Partnership hereby appoints each of the Agents on a non-exclusive basis as an agent of the Operating Partnership for the purpose of soliciting or receiving offers to purchase the Notes from the Operating Partnership by others. The Operating Partnership may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in effect, the Operating Partnership shall not solicit offers to purchase Notes through any other agent without amending this Agreement to appoint such agent as an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. The consent of the then-current Agents shall not be necessary for such purpose. In the absence of such an amendment, the Operating Partnership may accept offers to purchase Notes from or through an agent other than an Agent, provided that (i) the Operating Partnership shall not have solicited such offers, (ii) the Operating Partnership and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement), and (iii) the Operating Partnership shall provide the Agents with a copy of such agreement following the execution thereof. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Operating Partnership, to use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. Except as otherwise provided herein, so long as this Agreement shall remain in effect with respect to any Agent, the Operating Partnership shall not, without the consent of each such Agent, solicit or accept offers to purchase Notes otherwise than through one of the Agents; provided, however, the Operating Partnership expressly reserves the right to sell Notes directly to investors, in which case no commission will be payable with respect to any such sale. Each Agent may also purchase Notes from the Operating Partnership as principal for purposes of resale, as more fully described in paragraph (e) of this Section.

(b) SUSPENSION OF SOLICITATION. The Operating Partnership reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or indefinitely. Upon receipt of at least one business day's prior written notice from the Operating Partnership, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Operating Partnership until such time as the Operating Partnership has advised the Agents that such solicitation may be resumed. For the purpose of the foregoing sentence, "business day" shall mean any day which is not a Saturday or Sunday and which is not a day on which (i) banking institutions are generally authorized or obligated by law to close in The City of New York and (ii) The New York Stock Exchange, Inc. is closed for trading.

     Upon receipt of notice from the Operating Partnership as contemplated by Section 3(d) hereof, each Agent shall suspend its solicitation of offers to purchase Notes until such time as the Operating Partnership shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 3(d) and shall have advised such Agent that such solicitation may be resumed.

(c) AGENT'S COMMISSION. Promptly upon the closing of the sale of any Notes sold by the Operating Partnership as a result of a solicitation made by or offer to purchase received by an Agent, the Operating
Partnership agrees to pay such Agent a commission in accordance with the schedule set forth in Schedule A hereto.

(d) SOLICITATION OF OFFERS. The Agents are authorized to solicit offers to purchase the Notes only in denominations as are specified in the Prospectus at a purchase price as shall be specified by the Operating Partnership. Each Agent shall communicate to the Operating Partnership, orally or in writing, each reasonable offer to purchase Notes received by it as an Agent. The Operating Partnership shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Operating Partnership, to reject any offer to purchase the Notes received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

     No Note which the Operating Partnership has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Operating Partnership, until such Note shall have been delivered to the purchaser thereof against payment by such purchaser.

(e) PURCHASES AS PRINCIPAL. Each sale of Notes to any Agent as principal, for resale to one or more investors or to another broker-dealer (acting as principal for purposes of resale), shall be made in accordance with the terms of this Agreement and a Purchase Agreement, whether oral (in which case such Purchase Agreement shall be confirmed in writing within one business day of such Purchase Agreement by such Agent to the Operating Partnership, which may be by facsimile transmission) or in writing, which will provide for the sale of such Notes to, and the purchase thereof by, such Agent. A Purchase Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent. The commitment of any Agent to purchase Notes from the Operating Partnership as principal shall be deemed to have been made on the basis of the representations and warranties of the Transaction Entities herein contained and shall be subject to the terms and conditions herein set forth. Each Purchase Agreement shall contain, to the extent applicable, those terms specified in Exhibit A hereto, including the principal amount and terms of the Notes to be purchased by an Agent, the time and date (each such time and date being referred to herein as a "Time of Delivery") and place of delivery of and payment for such Notes and such other information (as applicable) as is set forth in Exhibit C hereto. The Operating Partnership agrees that if any Agent purchases Notes as principal for resale such Agent shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable Purchase Agreement or, if no compensation is indicated therein, a commission in accordance with Schedule A hereto. Any Agent may utilize a selling or dealer group in connection with the resale of such Notes. In addition, any Agents may offer the Notes they have purchased as principal to other dealers. Any Agent may sell Notes to any dealer at a discount and, unless otherwise specified in the applicable Pricing Supplement, such discount allowed to any dealer will not be in excess of 66 2/3% of the discount to be received by such Agent from the Operating Partnership. Such Purchase Agreement shall also specify any requirements for delivery of opinions of counsel, accountant's letters and officers' certificates pursuant to Section 5 hereof.

(f) ADMINISTRATIVE PROCEDURES. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Operating Partnership and the applicable Agent or Agents and specified in a Pricing Supplement to be prepared in connection with each sale of Notes. Administrative procedures respecting the sale of Notes (the "Procedures") are set forth in Exhibit B hereto and may be amended in writing from time to time by the Agents and the Operating Partnership. Each Agent and the Operating Partnership agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Procedures shall apply to all transactions contemplated hereunder including sales of Notes to any Agent as principal pursuant to a Purchase Agreement, unless otherwise set forth in such Purchase Agreement.

(g)  DELIVERY OF DOCUMENTS.  The documents required to be delivered by
Section 5 hereof shall be delivered at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Closing Date").

2.  FURTHER AGREEMENTS OF THE TRANSACTION ENTITIES.  Each of the
Transaction Entities jointly and severally agrees:

(a) To prepare the Prospectus in a form approved by the Agents and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the fifth business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424 or Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except in accordance with Section 3(d) hereof; to advise the Agents, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Agents with copies thereof; to advise the Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) To furnish promptly to the Agents and to counsel for the Agents such number of conformed copies as the Agents shall reasonably request of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith or incorporated by reference therein and all documents incorporated by reference therein;

(c) To deliver promptly to the Agents such number of the following documents as the Agents shall reasonably request: (i) the Basic Prospectus, (ii) each Prospectus and any amended or supplemented Prospectus and (iv) any documents incorporated by reference into the Prospectus.

(d) If, during any Marketing Period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend any Prospectus to comply with the Securities Act, to notify the Agents promptly, in writing, to suspend solicitation of purchases of the Notes; and if the Operating Partnership shall decide to amend or supplement the Registration Statement or any Prospectus, to promptly advise the Agents by telephone (with confirmation in writing) and to promptly, in writing, prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that if during the period referred to above any Agent shall own any Notes which it has purchased from the Operating Partnership as principal with the intention of reselling them, the Operating Partnership shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement or any Prospectus that may, in the judgment of the Operating Partnership or the Agents, be required by the Securities Act or requested by the Commission. The aforementioned documents furnished to the Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Operating Partnership or counsel for the Agents, be required by the Securities Act or requested by the Commission;

(f) To timely file with the Commission during any Marketing Period, all documents (and any amendments to previously filed documents) required to be filed by the Operating Partnership pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

(g) Prior to filing with the Commission during any Marketing Period, any amendment to the Registration Statement or supplement to any Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations or any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Agents and counsel for the Agents within a reasonable period of time prior to the filing thereof, and that filing thereof shall not occur if the Agents shall have objected in good faith thereto;

(h) To advise the Agents promptly (i) when any post-effective amendment to the Registration Statement relating to or covering the Notes becomes effective, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement, to any Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information and the Operating Partnership will afford the Agents a reasonable opportunity to comment on any such proposed amendment or supplement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order directed to any Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in any Prospectus, (iv) of receipt by the Operating Partnership of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, (v) of any downgrading in the rating of the Notes or any other debt securities of the Operating Partnership, or any proposal to downgrade the rating of the Notes or any other debt securities of the Operating Partnership, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Operating Partnership (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating) as soon as the Operating Partnership learns of any such downgrading, proposal to downgrade or public announcement and (vi) of the happening of any event which makes untrue in any material respect any statement of a material fact made in the Registration Statement or any Prospectus or which requires the making of a change in the Registration Statement or any Prospectus in order to make any material statement therein, in light of the circumstances under which it was made, not misleading.

(i) If, during any Marketing Period, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

(j) As soon as practicable after the date of each acceptance by the Operating Partnership of an offer to purchase Notes hereunder, but not later than 18 months after any such offer, to make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Operating Partnership's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance which will satisfy the provisions of Section 11(a) of the Act (including, at the option of the Operating Partnership, Rule 158 of the Rules and Regulations under the Act);

(k) So long as any of the Notes are outstanding, to furnish to the Agents, not later than the time the Operating Partnership makes the same available to others, copies of all public reports or releases and all reports and financial statements furnished by the Operating Partnership to any securities exchange on which the Notes are listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

(l) Promptly from time to time to take such action as the Agents may reasonably request to qualify the Notes for offering and sale under the securities, real estate syndication or Blue Sky laws of such jurisdictions as the Agents may designate and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, except that the Operating Partnership shall not be required in connection therewith to qualify as a foreign limited partnership or to execute a consent to service of process in any jurisdiction;

(m) Between the date of a Purchase Agreement and the date of delivery of the Notes specified therein, neither of the Transaction Entities will, directly or indirectly, offer for sale, contract to sell, sell or otherwise dispose of, or register for sale under the Securities Act, any debt securities, or sell or grant options, rights or warrants with respect to any debt securities, without the prior written consent of Lehman Brothers Inc., other than borrowings under the Operating Partnership's revolving credit agreements and lines of credit, the private placement of securities and issuances of its commercial paper;

(n) To apply the net proceeds from the sale of the Notes in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds";

(o) To take such steps as shall be necessary to ensure that neither the Company, the Operating Partnership nor any of their subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

(p) Except as stated in this Agreement and the Prospectus, neither Transaction Entity has taken, nor will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes;

(q) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code; and

(r) If this Agreement shall be terminated by the Agents because of any failure or refusal on the part of the Transaction Entities to comply with the terms or fulfill any of the conditions of this Agreement, the Transaction Entities jointly and severally agree to reimburse the Agents for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Agents) incurred by the Agents in connection herewith through the date of such termination.

(s) To prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and to file such Pricing Supplement pursuant to Rule 424 under the Act with the Commission. (F2)

     (F2) If clause (b)(3) of Rule 424 is applicable, such filing shall be made no later than the fifth business day following the earlier of the date of determination of the settlement information described below or the date such Pricing Supplement is first used. If clause (b)(2) or (b)(5) of Rule 424 is applicable, such filing shall be made no later than the second busines day following the earlier of the date of determination of the settlement information or the date such Pricing Supplement is first used.

3. EXPENSES. The Transaction Entities jointly and severally agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Operating Partnership under the Exchange Act; (d) the costs of distributing the Registration Statement, as originally filed, and each amendment and post-effective amendment thereof (including, in each case, exhibits), the Basic Prospectus, each Prospectus, any supplement or amendment to any Prospectus and any documents incorporated by reference in any of the foregoing documents;
(e) the fees and disbursements of the Trustee, any paying agent, any calculation agent, any exchange rate agent and any other agents appointed by the Operating Partnership, and their respective counsel;
(f) the costs and fees in connection with the listing of the Notes on any securities exchange; (g) the cost and fees in connection with any filings with the National Association of Securities Dealers, Inc.; (h) the fees and disbursements of counsel to the Operating Partnership and counsel to the Agents; (i) the fees paid to rating agencies in connection with the rating of the Notes; (j) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(l) hereof and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Notes as an investment (including fees and expenses of counsel for the Agents in connection therewith); (k) all advertising expenses in connection with the offering of the Notes incurred with the consent of the Operating Partnership; and (l) all other costs and expenses arising out of the transactions contemplated hereunder and incident to the performance of the Operating Partnership's obligations under this Agreement or otherwise in connection with the activities of the Agents under this Agreement.

4. CONDITIONS OF AGENTS' OBLIGATIONS. The respective obligations of the Agents under this Agreement, as agents of the Operating Partnership, to solicit offers to purchase the Notes; the obligation of any person who has agreed to purchase, make payment for and take delivery of Notes; and the obligation of any Agent to purchase Notes pursuant to any Purchase Agreement, are all subject to (i) the accuracy, on each Representation Date, of the representations and warranties of the Transaction Entities contained herein, (ii) the accuracy of the statements of the Transaction Entities' officers made in any certificate furnished pursuant to the provisions hereof, (iii) the performance by the Transaction Entities of each of its obligations hereunder and (iv) each of the following additional terms and conditions:

(a) The Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Notes shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 3(s) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or any Prospectus or otherwise shall have been complied with; and the Operating Partnership shall not have filed with the Commission any amendment or supplement to the Registration Statement or any Prospectus (or any document incorporated by reference therein) without the consent of the Agents.

(b) No order suspending the sale of the Notes in any jurisdiction designated by the Agents pursuant to Section 3(l) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

(c) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, business, properties, net worth, or results of operations of either Transaction Entity or any of their subsidiaries or any Property not contemplated by the Prospectus, which, in the opinion of the Agents, would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving either Transaction Entity, or any partner, officer, director or trustee of either Transaction Entity, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Agents and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Notes.

(d) All corporate and partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Registration Statement and each Prospectus, and all other legal matters relating to this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Agents, and the Transaction Entities shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(e) At the Closing Date, the Agents shall have received the opinion, addressed to the Agents and dated the Closing Date, of Wolf, Block, Schorr and Solis-Cohen LLP, counsel to the Transaction Entities, in form and substance satisfactory to the Agents and their counsel, to the effect that:

      (i) The Company is in good standing as a foreign trust or corporation in those jurisdictions listed in such opinion.

      (ii) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business as a foreign limited partnership in Delaware, Florida, Maryland, Michigan, Minnesota, New Jersey, North Carolina, South Carolina, Tennessee, Texas and Virginia, and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The Operating Partnership Agreement is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Prospectus. All of the partnership interests of the Operating Partnership have been duly and validly authorized and issued, are fully paid and, to the extent that such interests are owned by the Company, are owned by the Company free and clear of all liens, encumbrances, equities or claims.

      (iii) Development Corp. has been duly formed and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign corporation in Delaware, Florida, Maryland, New Jersey and North Carolina, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of Development Corp. has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development Corp. owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

      (iv) Development-II has been duly formed and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of Development-II has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development-II owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

      (v) SP Corp. has been duly formed and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has all corporate and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of SP Corp. has been duly authorized and validly issued and is fully paid and non-assessable, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities and has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws).

      (vi) Each of the Property Affiliates has been duly organized and is validly existing as a limited partnership, limited liability company or other entity in good standing under the laws of the jurisdiction in which it is organized, and has all partnership power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as set forth in the Prospectus, all of the partnership interests, membership interests or other equity interests, as the case may be, of each Property Affiliate have been duly and validly authorized and issued, are fully paid and non-assessable and all of such interests owned directly or indirectly by the Company and the Operating Partnership, as described in the Prospectus, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

      (vii) (A)This Agreement has been duly and validly authorized, executed and delivered by the Operating Partnership, and has been duly and validly executed and delivered by the Company, and assuming due authorization, execution and delivery by the Agents and due authorization by the Company, is a valid and binding agreement of the Operating Partnership; and (B) the partnership agreement, limited liability company agreement or similar such document of each Property Affiliate has been duly and validly authorized, executed and delivered by the Operating Partnership, and each such agreement and the Operating Partnership Agreement have been duly and validly executed and delivered by the Company, and assuming due authorization by the Company, each such agreement is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms.

      (viii) (A) The Indenture has been duly authorized, executed and delivered by the Operating Partnership, duly qualified under the Indenture Act and (assuming due authorization, execution and delivery by the Trustee) constitutes a valid and binding agreement on the part of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms; and (B) the Indenture conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

      (ix) The Notes are in a form contemplated by the Indenture and have been validly authorized for issuance and sale pursuant to this Agreement and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and this Agreement so as not to violate any applicable law or agreement or instrument then binding on the Operating Partnership, and when the Notes have been duly executed, authenticated and delivered against payment therefor as provided in this Agreement and the Indenture, the Notes will be validly issued and outstanding, and will constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits of the Indenture and enforceable in accordance with their terms and the terms of the Indenture. The terms of the Notes conform in all material respects to all statements and descriptions related thereto contained in the Registration Statement and the Prospectus. The Notes rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness of the Operating Partnership that was outstanding on the date of the applicable Pricing Supplement or that may be incurred thereafter), and senior to all subordinated indebtedness of the Operating Partnership that was outstanding on the date of the applicable Pricing Supplement or that may be incurred thereafter, except that the Notes will be effectively subordinated to the prior claims of each secured mortgage lender to any specific Property which secures such lender's mortgage.

      (x) To the knowledge of such counsel, the execution, delivery and performance of this Agreement by each of the Transaction Entities, the execution, delivery and performance of the Indenture, the Notes, and each applicable Purchase Agreement, if any, by the Operating Partnership, the consummation of the transactions contemplated hereby and thereby, and the compliance by the Operating Partnership with the provisions of the Notes and the Indenture, will not conflict with or result in a breach or violation of any of the terms or provisions of, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of either of the Transaction Entities or any of their subsidiaries pursuant to the terms of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which either of the Transaction Entities or their subsidiaries is a party or by which either of the Transaction Entities or their subsidiaries is bound or to which any of the Properties or other assets of either of the Transaction Entities is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of either of the Transaction Entities or their subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their properties or assets; and except for the registration of the Notes under the Securities Act and the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the issuance and delivery of the Notes by the Company and the purchase and distribution of the Notes by the Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities or the Notes, each applicable Purchase Agreement, if any, or the Indenture by the Operating Partnership, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes.

      (xi) (A) The issuance and delivery of the Notes by the Operating Partnership and the compliance by the Operating Partnership with all of the provisions of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary partnership action; and (B) the execution, delivery and performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of either of the Transaction Entities or their subsidiaries.

      (xii) Except as set forth in the Prospectus, to the knowledge of such counsel, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the transfer of, the Notes pursuant to the Operating Partnership's certificate of limited partnership, its agreement of limited partnership, as amended to the date hereof, or any agreement or other instrument to which the Operating Partnership is a party.

      (xiii) To the knowledge of such counsel, other than as set forth in the Prospectus and other than rights of persons whose securities are already registered under the Securities Act, there are no contracts, agreements or understandings between the Company and/or the Operating Partnership, on the one hand, and any person, on the other, granting such person the right to require the Company or the Operating Partnership to file a registration statement under the Securities Act with respect to any securities of the Company or the Operating Partnership owned or to be owned by such person or to require the Company or the Operating Partnership to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or the Operating Partnership under the Securities Act.

      (xiv) To the knowledge of such counsel, there are no legal or governmental proceedings pending to which either Transaction Entity or their subsidiaries is a party or of which any property or assets of either Transaction Entity or their subsidiaries is the subject which are not disclosed in the Prospectus and which, if determined adversely to such Transaction Entity or subsidiary, might reasonably be expected to have a material adverse effect on the consolidated financial position, owners' equity, results of operations, business or prospects of the Company; and to the knowledge of such counsel no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      (xv) To the knowledge of such counsel, there are no contracts or other documents which are required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

      (xvi) To the knowledge of such counsel, no relationship, direct or indirect, exists between or among either of the Transaction Entities on the one hand, and the trustees, officers, shareholders, customers or suppliers of the Transaction Entities on the other hand, which is required to be described in the Prospectus which is not so described.

      (xvii) To the knowledge of such counsel, each Transaction Entity is in compliance in all material respects with all presently applicable provisions of ERISA; to the knowledge of such counsel, no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which either Transaction Entity would have any liability; to the knowledge of such counsel, neither Transaction Entity has incurred or expects to incur, liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) section 412 or 4971 of the Code; and, to the knowledge of such counsel, each "pension plan" for which either Transaction Entity would have any liability that is intended to be qualified under section 401(a) of the Code is so qualified in all material respects and, to the knowledge of such counsel, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

      (xviii) To the knowledge of such counsel, no Transaction Entity or Property Affiliate is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership, or other similar organizational document, or, to the knowledge of such counsel, has a default been asserted in any respect, and, to the knowledge of such counsel, it has not been asserted that any event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject.

      (xix) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required to the date hereof on the part of the Company (except as have been obtained or made under the Securities Act and the Exchange Act or such as may be required under state securities, real estate syndication or Blue Sky laws governing the purchase and distribution of the Notes) for the valid issuance and sale of the Notes to the Agents as contemplated by this Agreement.

      (xx) Neither Transaction Entity or their subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

      (xxi) The Operating Partnership is not required to register under the provisions of the Investment Company Act; and no action need be taken with respect to or under the Investment Company Act by reason of the issuance of the Notes by the Operating Partnership.

      (xxii) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act (other than the financial statements and related schedules and financial information and data included therein, as to which no opinion need be rendered), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

      (xxiii) The Registration Statement was declared effective under the Securities Act and the Indenture was duly qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

      (xxiv) To the knowledge of such counsel, no order directed to any document incorporated by reference in the Prospectus has been issued and no assertion of a material misstatement or omission regarding any such document has been made.

      (xxv) The Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial information and data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Rules and Regulations and the Trust Indenture Act and the rules and regulations thereunder, and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations thereunder.

      (xxvi) The Operating Partnership is classified as a partnership (and is not taxed as a corporation) for federal income tax purposes.

      (xxvii) The statements contained in the Prospectus under the captions "Risk Factors," "Description of Debt Securities," "Description of Notes," and "Special Provisions Relating to Multi-Currency Notes," insofar as those statements are descriptions of contracts, agreements or other legal documents, or they describe federal statutes, rules and regulations, and except to the extent such statements are statistics or calculations, constitute a fair summary thereof.

      (xxviii) The description contained in the Prospectus under the headings "Federal Income Tax Considerations With Respect to the Trust and the Operating Partnership," and "Certain United States Federal Income Tax Considerations," while not purporting to discuss all possible income tax ramifications of the proposed issuance, is correct in all material respects.

      Such counsel shall state that Rogers & Wells, counsel for the Agents, may rely on its opinion in Section 5(e)(A)(ii) with regard to the due formation of the Operating Partnership for the purpose of giving its opinion as required by Section 5(f) hereof.

      In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Pennsylvania and the laws of the State of Maryland; (ii) as to matters of Maryland law, state that its opinion is given solely in reliance upon the opinion of Weinberg & Green LLC; (iii) state that its opinion does not address (A) Federal Reserve Board margin regulations; (B) Federal or state antitrust and unfair competition laws and regulations; (C) Local Laws (as defined in The Legal Opinion Accord of the ABA Section of Business Law (1991);
(D) compliance with fiduciary duty requirements; (E) Federal and state racketeering laws and regulations; (F) Federal and state health and safety laws and regulations; and (G) Federal and state laws, regulations and policies concerning (x) national and local emergency, (y) possible judicial deference to acts of foreign states, and (z) criminal and civil forfeiture laws; and (iv) in giving the opinion referred to in subclause
(B) in Section 5(e)(A)(vii)(A), state that such opinion with respect to the enforceability of such documents may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. Such counsel shall also have furnished to the Agents a written statement, addressed to the Agents and dated the Closing Date, in form and substance satisfactory to the Agents, to the effect that (x) such counsel has acted as counsel to the Transaction Entities in connection with the preparation of the Registration Statement and the Prospectus and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that any documents incorporated by reference in the Prospectus, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of other documents which were filed under the Securities Act of the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading. The foregoing opinions and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any documents incorporated by reference in the Prospectus except to the extent of the opinion contained in Section 5(e)(A)(xxv), and may state that such counsel expresses no belief with respect to the financial statements and notes thereto and other financial information and data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus or the Statement of Eligibility on Form T-1 of the Trustee.

(f) At the Closing Date, the Agents shall have received the opinion, addressed to the Agents and dated the Closing Date, of Weinberg & Green LLC, Maryland counsel to the Company, in form and substance reasonably satisfactory to the Agents and their counsel, to the effect that:

      (i) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland, and has all trust power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement.

      (ii) This Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Agents and the Operating Partnership, is a valid and binding agreement of the Company.

      (iii) To the knowledge of such counsel, the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body of the State of Maryland that has jurisdiction over the Company or any of its properties or assets.

      (iv) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of the Declaration of Trust or by-laws of the Company.

      (v) To the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject which are not disclosed in the Prospectus and which, if determined adversely to the Company, might reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company; and to the knowledge of such counsel no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      Such counsel shall state that Rogers & Wells, counsel for the Agents, may rely on its opinion.

(g) The Agents shall have received from Rogers & Wells, counsel for the Agents, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) The Operating Partnership shall have furnished to the Agents on the Closing Date a letter of Ernst & Young LLP, addressed jointly to the Operating Partnership and the Agents and dated the Closing Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 49, in form and substance reasonably satisfactory to the Agents confirming that they are independent accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

      (i) In their opinion, the financial statements and schedules examined by them and included in the prospectus contained in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

      (ii) They have made a review of any unaudited financial statements included in the Prospectus in accordance with standards established by the American Institute of Certified Public Accountants, as indicated in their report or reports attached to such letter;

      (iii) On the basis of the review referred to in (ii) above and a reading of the latest available interim financial statements of the Operating Partnership, inquiries of officials of the Operating Partnership who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

             A. the unaudited financial statements, if any, included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

             B. the unaudited capsule information, if any, included in the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements from which it was derived or was not determined on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

             C. at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the Closing Date, there was any change in the capital stock, any increase in short-term indebtedness or long-term debt of the Operating Partnership and consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets as compared with amounts shown on the latest balance sheet included in the Prospectus; or

             D. for the period from the date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated rental income, total revenues, net income or in the ratio of earnings to fixed charges;

except in all cases set forth in clauses C. and D. above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (iv) They have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

(i) The Transaction Entities shall have furnished to the Agents on the Closing Date a certificate, dated the Closing Date, of the Chairman of the Board, Chief Executive Officer, President or a Vice President of the Company and the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Company (in each case, for the Company and for the Company as general partner of the Operating Partnership) stating that:

      (i) The representations, warranties and agreements of the Company in Section 1 hereof are true and correct as of the Closing Date; each Transaction Entity has complied with all its agreements contained herein; and the conditions set forth in Sections 5(a) and 5(b) hereof have been fulfilled; and

      (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) the Registration Statement, as of its effective date, did not contain any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

(j) (i) None of the Transaction Entities or their subsidiaries or any Property shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and there shall not have been any change in the capital stock or long-term debt of either Transaction Entity or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting any Property Affiliate or Property or the general affairs, management, financial position, shareholders' equity or results of operations of either Transaction Entity, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in the judgment of the Agents, materially impairs the investment quality of the Notes; (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by Federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of a majority in interest of the several Agents, impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Operating Partnership as principal pursuant to the applicable Purchase Agreement, as the case may be.

(k) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Operating Partnership's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Operating Partnership's debt securities.

(l) The Transaction Entities shall not have failed at or prior to the Closing Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

(m) On the Closing Date, counsel for the Agents shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Agents and counsel for the Agents.

(n) Prior to the Closing Date the Operating Partnership shall have furnished or caused to be furnished to the Agents such further certificates and documents as the Agents shall have reasonably requested.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Agents.

     Any certificate or document signed by any officer of the Transaction Entities and delivered to the Agents, or to counsel for the Agents, shall be deemed a representation and warranty by the Transaction Entities to each Agent as to the statements made therein.

5. ADDITIONAL AGREEMENTS OF THE TRANSACTION ENTITIES. Each of the Transaction Entities jointly and severally agrees:

(a) Each acceptance by the Operating Partnership of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Transaction Entities contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct in all material respects at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent of the Notes relating to such acceptance as though made at and as of each such time (and such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented to each such time).

(b) The Operating Partnership agrees that during each Marketing Period, each time that the Registration Statement or any Prospectus shall be amended or supplemented (other than by a Pricing Supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or similar changes), each time the Operating Partnership sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of an officers' certificate under this Section 6(b) as a condition to the purchase of Notes pursuant to such Purchase Agreement or the Operating Partnership files with the Commission any document incorporated by reference into any Prospectus, the Operating Partnership shall submit to the Agents a certificate, (i) as of the date of such amendment, supplement, Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement or filing was not filed during a Marketing Period, as of the first day of the next succeeding Marketing Period, representing that the statements contained in the certificate referred to in Section 5(h) hereof which was last furnished to the Agents are true and correct in all material respects at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and each Prospectus as amended and supplemented to such time).

(c) The Operating Partnership agrees that during each Marketing Period, each time that the Registration Statement or any Prospectus shall be amended or supplemented (other than by a Pricing Supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or similar changes), each time the Operating Partnership sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a legal opinion under this Section 6(c) as a condition to the purchase of Notes pursuant to such Purchase Agreement or the Operating Partnership files with the Commission any document incorporated by reference into any Prospectus, the Operating Partnership shall, (i) concurrently with such amendment, supplement, Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, furnish the Agents and their counsel with the written opinions of Wolf, Block, Schorr and Solis-Cohen LLP and of Weinberg & Green LLC, each addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, of the same effect as the opinions referred to in Section 5(e) hereof, but modified, as necessary, to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinions, each such counsel may furnish the Agents with a letter to the effect that the Agents may rely on the applicable prior opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

(d) The Operating Partnership agrees that during each Marketing Period, each time that the Registration Statement or any Prospectus shall be amended or supplemented to include additional financial information, each time the Operating Partnership sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a letter under this Section 6(d) as a condition to the purchase of Notes pursuant to such Purchase Agreement or the Operating Partnership files with the Commission any document incorporated by reference into any Prospectus which contains additional financial information, the Operating Partnership shall cause Ernst & Young LLP (or other independent accounts of the Operating Partnership acceptable to the Agents to furnish the Agents, (i) concurrently with such amendment, supplement, Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement, or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, a letter, addressed jointly to the Operating Partnership and the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, of the same effect as the letter referred to in Section 5(g) hereof but modified to relate to the Registration Statement and each Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Operating Partnership; provided, however, that if the Registration Statement or any Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, such accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information that, in the reasonable judgment of the Agents, should be covered by such letter, in which event such letter shall also cover such other information.

(e) On any settlement date for the sale of Notes, the Operating Partnership shall, if requested by the Agent that solicited or received the offer to purchase any Notes being delivered on such settlement date, furnish such Agent with the written opinions of Wolf, Block, Schorr and Solis Cohen LLP and Weinberg & Green LLC, each dated such settlement date, in form satisfactory to such Agent, to the effect set forth in section 5(e) hereof, but modified, as necessary, to relate to the Prospectus relating to the Notes to be delivered on such settlement date; provided, however, that in lieu of such opinions, each such counsel may furnish the Agents with letters to the effect that the Agents may rely on the applicable prior opinion to the same extent as though it was dated such settlement date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and such Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

6.   INDEMNIFICATION AND CONTRIBUTION.

(a) The Transaction Entities, jointly and severally, shall indemnify and hold harmless each Agent, its officers and employees and each person, if any, who controls any Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to solicitations of offers to purchase and purchases of Notes from the Operating Partnership by an Agent as Principal), to which such Agent, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Operating Partnership (or based upon any written information furnished by the Operating Partnership) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made), and shall reimburse each Agent, officer, employee or controlling person for any legal and other expenses reasonably incurred by such Agent, officer, employee or controlling person in investigating or defending or preparing to defend against such loss, claim, damage, liability or action; provided, however, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Transaction Entities through the Agents by or on behalf of any Agent specifically for inclusion therein; provided further, that as to any prospectus included in the Registration Statement before it became effective under the Securities Act (a "Preliminary Prospectus") this indemnity agreement shall not inure to the benefit of any Agent on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Agent if that Agent failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Operating Partnership with
Section 3(b). The foregoing indemnity agreement is in addition to any liability which the Transaction Entities may otherwise have to any Agent or to any officer, employee or controlling person of that Agent.

(b) Each Agent, severally and not jointly, shall indemnify and hold harmless each Transaction Entity, each of its directors, its officers who signed the Registration Statement and each person, if any, who controls each Transaction Entity within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which each Transaction Entity or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transaction Entities through the Agents by or on behalf of that Agent specifically for inclusion therein, and shall reimburse each Transaction Entity and any such director, officer or controlling person for any legal or other expenses reasonably incurred by each Transaction Entity or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Agent may otherwise have to each Transaction Entity or any such director, officer, or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the Agents and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Agents against the Transaction Entities under this Section 7 if, in the reasonable judgment of the Agents, it is advisable for the Agents and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Transaction Entities. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that is shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Agents on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities on the one hand and the Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Agents on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the (before deducting expenses) received by the Transaction Entities bears to the total commissions received by the Agents with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or the Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Agents agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Agent and distributed to the public were offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7. STATUS OF EACH AGENT. In soliciting offers to purchase the Notes from the Operating Partnership pursuant to this Agreement (other than in respect of any Purchase Agreement), each Agent is acting individually and not jointly and is acting solely as agent for the Operating Partnership and not as principal. Each Agent will make reasonable efforts to assist the Operating Partnership in obtaining performance by each purchaser whose offer to purchase Notes from the Operating Partnership has been solicited by such Agent and accepted by the Operating Partnership but such Agent shall have no liability to the Operating Partnership in the event any such purchase is not consummated for any reason. If the Operating Partnership shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Operating Partnership shall (i) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Operating Partnership and (ii), in particular, pay to the Agents any commission to which they would be entitled in connection with such sale.

8. TERMINATION. This Agreement may be terminated for any reason with respect to any party hereto, at any time, by any party hereto upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, if such terminating party is an Agent, such termination shall be effective only with respect to such terminating party. If, at the time of a termination, an offer to purchase any of the Notes has been accepted by the Operating Partnership but the time of delivery to the purchaser has not occurred, the provisions of this Agreement shall remain in effect until such Notes are delivered. The provisions of Sections 2(c), 3(f), 3(j), 3(k), 4, 7, 8 and 12 hereof shall survive any termination of this Agreement.

9. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Agents, shall be delivered or sent by mail, telex or facsimile transmission to: Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Medium Term Note Department, 9th Floor; Telephone No. (212) 640-8400; Fax No.: (212) 528-7035, with a copy, in the case of any notice pursuant to Section 7(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285; Donaldson, Lufkin & Jenrette Securities Corporation, Corporate Syndicate, 277 Park Avenue, 9th Floor, New York, NY 10172, (212) 892-4801, telecopier (212) 892-2682; First Chicago Capital Markets, Inc., One First National Plaza, Suite 0307, Chicago, Illinois 60670,
Attention: Operations Manager, Medium Term Notes/ Cherie McNight, (312) 732-9633, telecopier: (312) 732-7966; J.P. Morgan Securities Inc., 60 Wall Street, 3d Floor, New York, New York 10260, Attention: MTN Trading Desk, (212) 648-0591, telecopier: (212) 648-5909; UBS Securities LLC,
299 Park Avenue, 26th Floor, New York, New York 10171, Attention:
Richard Messina, (212) 821-4542, telecopier: (212) 821-3667;

(b) if to the Transaction Entities, shall be delivered or sent by mail, telex or facsimile transmission to the Company, 65 Valley Stream
Parkway, Malvern, PA  19355, Attention:  General Counsel (Fax:  610-644-
2175);

provided, however, that any notice to an Agent pursuant to Section 7(c) shall be delivered or sent by mail, telex or facsimile transmission to such Agent at its address set forth in its acceptance telex to the Agents, which address will be supplied to any other party hereto by the Agents upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Transaction Entities shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Agents by Lehman Brothers Inc.

10. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Agents, the Transaction Entities and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Transaction Entities contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Agent within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Agents contained in Section 7 of this Agreement shall be deemed to be for the benefit of trustees of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Transaction Entities within the meaning of section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

11. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Transaction Entities and the Agents contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive each delivery of and payment for any of the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them, and shall survive each delivery of and payment for any of the Notes.

12. SALES OF NOTES DENOMINATED IN A FOREIGN CURRENCY AND INDEXED NOTES. If at any time the Operating Partnership and any of the Agents shall determine to issue and sell Notes denominated in a currency or currency unit other than U.S. Dollars, which other currency may include a composite currency, or with respect to which an index is used to determine the amounts of payments of principal and any premium or interest, the Company and any such Agent shall execute and deliver an Amendment (a "Foreign Currency Amendment" or "Indexed Note Amendment," as the case may be) in the form attached hereto as Exhibit D. Such amendment shall establish, as appropriate additions and modifications that shall apply to the sales, whether offered on an agency or principal basis, of the Notes covered thereby. The Agents are authorized to solicit offers to purchase Notes with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, and the Company shall agree to any sales of such Notes (whether offered on an agency or principal basis), only in a minimum aggregate amount of $2,500,000.

13.  DEFINITION OF THE TERM "SUBSIDIARY".  For purposes of this
Agreement, "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

15. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Agents, please indicate your acceptance in the space provided for that purpose below.


Very truly yours,

LIBERTY PROPERTY TRUST



By:
    --------------------------------
    Name:  Willard G. Rouse III
    Title: Chairman of the Board and Chief Executive Officer



LIBERTY PROPERTY LIMITED PARTNERSHIP

By:Liberty Property Trust, its sole general partner


By:
    --------------------------------
    Name:  Willard G. Rouse III
    Title: Chairman of the Board and Chief Executive Officer

Confirmed and Accepted,
as of the date first above written:


Lehman Brothers Inc.



By:   /s/ BART MCDADE
      --------------------------------
            Authorized Representative

Donaldson, Lufkin & Jenrette Securities Corporation



By:   /s/ ROGER THOMPSON
      --------------------------------
Name:  Roger Thompson
      --------------------------------
Title: Senior Vice President
      --------------------------------

First Chicago Capital Markets, Inc.



By:    /s/ EVONNE W. TAYLOR
      --------------------------------
Name:  Evonne W. Taylor
      --------------------------------
Title: Vice President
      --------------------------------


J.P. Morgan Securities Inc.



By:    /s/ KEYSHA BAILEY
      --------------------------------
Name:  Keysha Bailey
      --------------------------------
Title: Vice President
      --------------------------------



UBS Securities LLC



By:    /s/ RICHARD MESSINA
      --------------------------------
Name:  Richard Messina
      --------------------------------
Title: Director
      --------------------------------



Schedule A

Liberty Property Limited Partnership
Medium-Term Notes
Schedule of Payments

The Operating Partnership agrees to pay each Agent a commission equal to the following percentage of the aggregate U.S. dollar equivalent of the principal amount of Notes:

TERM                                            COMMISSION RATE
---------------------------------               ---------------
9 months to less than 12 months                       0.125%
12 months to less than 18 months                      0.150%
18 months to less than 2 years                        0.200%
2 years to less than 3 years                          0.250%
3 years to less than 4 years                          0.350%
4 years to less than 5 years                          0.450%
5 years to less than 6 years                          0.500%
6 years to less than 7 years                          0.550%
7 years to less than 10 years                         0.600%
10 years to less than 15 years                        0.625%
15 years to less than 20 years                        0.650%
20 years to 30 years                                  0.750%
More than 30 years                              to be negotiated
                                                at time of sale




Exhibit A

The following terms, if applicable, shall be agreed to by one or more Agents and the Operating Partnership in connection with each sale of
Notes:

Principal Amount: $
(or principal amount of foreign currency or composite currency)

Interest Rate or Formula:
      If Fixed Rate Note,
      Interest Rate:
      Default Rate:
      Interest Payment Dates:

      If Floating Rate Note,
      Interest Rate Basis(es):

                      If LIBOR,

                      ---- LIBOR Reuters
                           Page:

                      ---- LIBOR Telerate
                           Page:
                           Designated LIBOR Currency:
                           If CMT Rate,
                           Designated CMT Telerate Page:
                           Designated CMT Maturity Index:
                      Index Maturity:
                      Spread and/or Spread Multiplier, if any:
                      Initial Interest Rate, if any:
                      Initial Interest Reset Date:
                      Interest Reset Dates:
                      Interest Payment Dates:
                      Default Rate:
                      Maximum Interest Rate, if any:
                      Minimum Interest Rate, if any:
                      Fixed Rate Commencement Date, if any:
                      Fixed Interest Rate, if any:
                      Calculation Agent:

If Redeemable:
      Initial Redemption Date:
      Initial Redemption Percentage:
      Annual Redemption Percentage Reduction, if any:

If Repayable:
      Optional Repayment Date(s):

Original Issue Date:
Stated Maturity Date:
Specified Currency:
Exchange Rate Agent:
Authorized Denomination:
Purchase Price:       %, plus accrued interest, if any, from
Closing Date and Time:
Additional/Other Terms:



EXHIBIT B



                   LIBERTY PROPERTY LIMITED PARTNERSHIP
                            MEDIUM-TERM NOTES

                        ADMINISTRATIVE PROCEDURES


Medium-Term Notes Due Nine Months or More from Date of Issuance (the "Notes") are to be offered on a continuing basis by Liberty Property Limited Partnership (the "Operating Partnership"). Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as agents (each, an "Agent" and collectively, the "Agents"), have each agreed to use their reasonable best efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to a Distribution Agreement between the Operating Partnership, Liberty Property Trust, a Maryland real estate investment trust, its General Partner, and the Agents dated January 12, 1998 (as it may be supplemented or amended from time to time, the "Distribution Agreement") to which these administrative procedures are attached as an exhibit. The Notes will be issued under an indenture dated October 24, 1997 between the Operating Partnership and The First National Bank of Chicago, as trustee (the "Trustee"), as heretofore supplemented. The Notes will rank equally with all other unsecured and unsubordinated indebtedness of the Operating Partnership and will have been registered with the Securities and Exchange Commission (the "Commission"). Terms defined in the Prospectus relating to the Notes (the "Prospectus") and in the Distribution Agreement shall have the same meaning when used in this exhibit. Special administrative procedures for Multi-Currency Notes and for Global Securities relating to Book-Entry Notes follow these administrative procedures.

Administrative responsibilities, document control and record-keeping functions to be performed by the Operating Partnership will be performed by its Chief Financial Officer. Administrative procedures for the offering are explained below.

PRICE TO PUBLIC

Each Note will be issued at 100% of principal amount, unless otherwise determined by the Operating Partnership.

DATE OF ISSUANCE

Each Note will be dated and issued as of the date of its authentication by the Trustee.

MATURITIES

Each Note will mature on a Business Day (as defined below) selected by the purchaser and agreed upon by the Operating Partnership, such date being at least nine months from the date of issuance. Each Floating Rate Note will mature on an Interest Payment Date (as defined below).

"Business Day" shall mean any day which is not a Saturday or Sunday and which is not a day on which banking institutions are generally authorized or required by law to close in the City of New York.

REGISTRATION

Notes will be issued only in fully registered form as either a Book-Entry Note or a Certificated Note. Certificated Notes may be presented for registration of transfer or exchange at the Trustee's New York office.

DENOMINATIONS

The Notes (other than Notes represented by Global Securities) will be issued and payable in U.S. dollars in the denomination of $100,000 and any larger denomination which is an integral multiple of $1,000.

INTEREST PAYMENTS

Each Note bearing interest at a fixed rate (a "Fixed Rate Note") will bear interest from its issue date at the annual rate stated on the face thereof, payable on March 15 and September 15 of each year (each an "Interest Payment Date" with respect to such Fixed Rate Note) and at Stated Maturity or upon redemption, if applicable.

Special provisions are set forth in the Prospectus relating to Notes bearing interest at a rate or rates determined by reference to an interest rate formula ("Floating Rate Notes") at a rate determined pursuant to the formula stated on the face thereof, payable in arrears on such dates as are specified therein (each an "Interest Payment Date" with respect to such Floating Rate Note).

Interest on Fixed Rate Notes will be calculated and paid on the basis of a 360-day year of twelve 30-day months. Interest will be payable to the person in whose name such Note is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding an Interest Payment Date with respect to Floating Rate Notes (the "Record Dates") next preceding the respective Interest Payment Date; provided, however, that interest payable at Stated Maturity will be payable to the person to whom principal shall be payable. Any payment of principal and interest on such Note required to be paid on an Interest Payment Date or at Stated Maturity or upon redemption, if applicable, which is not a Business Day shall be postponed to the next day which is a Business Day. The first payment of interest on any Note originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date. All interest payments, excluding interest payments made at Stated Maturity or upon redemption, if applicable, will be made by check mailed to the person entitled thereto as provided above, or, at the option of the Operating Partnership, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, the holder of $1 million or more in aggregate principal amount of Notes with the same Interest Payment Date may request payment by wire transfers.

On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee will furnish the Operating Partnership with the total amount of the interest payments to be made on such Interest Payment Date. The Trustee (or any duly selected paying agent) will provide monthly to the Operating Partnership's Treasury Department a list of the principal and interest to be paid on Notes maturing in the next succeeding month. The Operating Partnership will provide to the Trustee not later than the payment date sufficient moneys to pay in full all principal and interest payments due on such payment date. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.

ACCEPTANCE AND REJECTION OF OFFERS

The Operating Partnership shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the Operating Partnership, orally or in writing, each reasonable offer to purchase Notes from the Operating Partnership received by it other than those rejected by such Agent.
Each Agent shall have the right, in its discretion reasonably exercised without advising the Operating Partnership, to reject any offers in whole or in part.

SETTLEMENT

The receipt of immediately available funds in U.S. Dollars by the Operating Partnership in payment for a Note (less the applicable commission) and the authentication and issuance of such Note shall, with respect to such Note, constitute "Settlement." All offers accepted by the Operating Partnership will be settled from one to five Business Days from the date of acceptance by the Operating Partnership pursuant to the timetable for Settlement set forth below unless the Operating Partnership and the purchaser agree to Settlement on a later date; provided, however, that the Operating Partnership will so notify the Trustee of any such later date on or before the Business Day immediately prior to the Settlement date.

SETTLEMENT PROCEDURES

In the event of a purchase of Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Purchase Agreement to be entered into between such Agent and the Operating Partnership pursuant to the Distribution Agreement. In the event of the sale of a Multi-Currency Note or an Indexed Note, additional or different Settlement details may be set forth in the applicable Amendment to be entered into between the Agent and the Operating Partnership pursuant to the Distribution Agreement.

Settlement procedures with regard to each Note sold through each Agent shall be as follows:

A)  Such Agent (the "Presenting Agent") will advise the Operating
Partnership by telephone, telex or facsimile, of the following
Settlement information:

      1)  Exact name in which the Note is to be registered ("Registered
Owner").

      2) Exact address of the Registered Owner and address for payment of principal and interest, if any.

      3)  Taxpayer identification number of the Registered Owner.

      4) Principal amount of the Note (and, if multiple Notes are to be issued, denominations thereof).

      5)  Settlement date.

      6)  Stated Maturity.

B)  Issue Price and any OID information.

      1)  Trade Date/Original Issue Date.

          a)  Interest rate:

              (i)  Fixed Rate Notes:

                   (A)  interest rate
                   (B)  overdue rate, if any

               (ii)  Floating Rate Notes:

                     (A)  interest rate basis
                     (B)  initial interest rate
                     (C)  spread or spread multiplier, if any
                     (D)  interest rate reset periods
                     (E)  interest payment dates
                     (F)  index maturity
                     (G)  maximum and minimum interest rates, if any
                     (H)  record dates
                     (I)  interest determination dates
                     (J)  overdue rate, if any

      2) The date on or after which the Notes are redeemable at the option of the Operating Partnership, and additional redemption or repurchase provisions, if any.

      3)  Wire transfer information.

      4) Presenting Agent's Commission (to be paid in the form of a discount from the proceeds remitted to the Operating Partnership upon Settlement).

B. The Operating Partnership will confirm the above Settlement information to the Trustee by telephone, telex or facsimile, and the Trustee will assign a Note number to the transaction. If the Operating Partnership rejects an offer, the Operating Partnership will promptly notify the Presenting Agent and the Trustee by telephone.

C. The Trustee will complete the first page of the preprinted 4-ply Note packet [Note: Such a packet need not be prepared if the Operating Partnership is utilizing the book-entry system, see procedures below, the form of which was previously approved by the Operating Partnership, the Agents and the Trustee.]

D. The Trustee will deliver the Note (with the attached white confirmation) and the yellow and blue stubs to the Agent. The
Presenting Agent will acknowledge receipt of the Note by completing the yellow stub and returning it to the Trustee.

E. The Presenting Agent will cause to be wire transferred to a bank account designated by the Operating Partnership immediately available funds in U.S. dollars in the amount of the principal amount of the Note, less the applicable commission or discount, if any.

F. The Presenting Agent will deliver the Note (with the attached white confirmation) to the purchaser against payment in immediately available funds in the amount of the principal amount of the Note. The Presenting Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes, delivery of the Note and the confirmation and payment by the purchaser for the Note.

G. The Presenting Agent will obtain the acknowledgement of receipt for the Note and Prospectus by the purchaser through the purchaser's completion of the blue stub.

H.  The Trustee will mail the pink stub to the Operating Partnership's
Treasurer.

SETTLEMENT PROCEDURES TIMETABLE

For offers accepted by the Operating Partnership, Settlement procedures "A" through "H" set forth above shall be completed on or before the respective times set forth below:

SETTLEMENT
PROCEDURE           TIME (NEW YORK)
----------          -------------------------------------------------
A                   5 PM on date of order
B                   3 PM on the Business Day prior to Settlement Date
C-D                 12 Noon on the Settlement Date
E                   2:15 PM on the Settlement date
F-G                 3 PM on the Settlement Date
H                   5 PM on Business Day after the Settlement Date


FAILS

In the event that a purchaser of a Note shall either fail to accept delivery of or make payment for such Note on the date fixed by the Operating Partnership for Settlement, the Presenting Agent will immediately notify the Trustee and the Operating Partnership's Treasurer by telephone, confirmed in writing, of such failure and return the Note to the Trustee. Upon the Trustee's receipt of the Note from the Presenting Agent, the Operating Partnership will promptly return to the Presenting Agent an amount of immediately available funds in U.S. dollars equal to any amount previously transferred to the Operating Partnership in respect of the Note pursuant to advances made by the Agent. Such returns will be made on the Settlement date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the Settlement date. The Operating Partnership will reimburse the Presenting Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Operating Partnership. Upon receipt of the Note in respect of which the default occurred, the Trustee will mark the Note "cancelled," make appropriate entries in its records and deliver the Note to the Operating Partnership with an appropriate debit advice. The Presenting Agent will not be entitled to any commission with respect to any Note which the purchaser does not accept or make payment for.

PRICING REDEMPTION

Except as otherwise specified in the applicable Pricing Supplement and on the Notes, the Notes will not be redeemable prior to their Stated Maturity. If so specified in a Pricing Supplement and on the Note, such Note will be subject to redemption by the Operating Partnership, at any time on or after the date set forth on such supplement and the Note, in whole or from time to time in part, at the option of the Operating Partnership, at the redemption price set forth therein, together with interest accrued thereon on the date of redemption.

Notice of redemption shall be given by first-class mail postage prepaid, mailed not less than 30 days nor more than 60 days prior to the date of redemption, to each holder of Notes to be redeemed, in the manner and in accordance with the Indenture. In the event of redemption in part of any Note, a new Note for the amount of the unredeemed portion shall be issued in the name of the Holder upon cancellation of the redeemed Note.

MATURITY

Upon presentation of each Note at Maturity the Trustee (or any duly appointed Paying Agent) will pay the principal amount thereof, together with accrued interest through the date of redemption. Such payment shall be made in immediately available funds in U.S. dollars, provided that the Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or such Paying Agent) to make payments in such funds in accordance with its normal procedures. The Operating Partnership will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Notes presented at Maturity will be cancelled by the Trustee as provided in the Indenture.

PROCEDURES FOR ESTABLISHING THE TERMS OF THE NOTES

The Operating Partnership and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Operating Partnership, if the Operating Partnership accepts an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement in the form previously approved by the Agents, reflecting the terms of such Notes and, after approval from the Presenting Agent, will arrange to have 10 copies of such Pricing Supplement (together with the Prospectus, if amended or supplemented) filed with the Commission and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, together with such Pricing Supplement, to the Presenting Agent. See "Delivery of Prospectus." No settlements with respect to Notes upon such terms may occur prior to such filing and the Presenting Agent will not, prior to such filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

If the Operating Partnership decides to post rates and a decision has been reached to change interest rates, the Operating Partnership will promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Operating Partnership will establish rates to be so "posted." Following establishment of posted rates and prior to the filing described in the following sentence, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once any Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Operating Partnership, if the Operating Partnership plans to accept an offer at the posted rate, it will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Presenting Agent, will arrange to have 10 copies of such Pricing Supplement (together with the Prospectus if amended or supplemented) filed with the Commission and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Presenting Agent. See "Delivery of Prospectus." No settlements at the posted rates may occur prior to such filing and the Presenting Agent will not, prior to such filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

SUSPENSION OF SOLICITATION; AMENDMENT OR SUPPLEMENT

In the event that at the time the Agents, at the direction of the Operating Partnership, suspends solicitation of offers to purchase from the Operating Partnership there shall be any orders outstanding which have not been settled, the Operating Partnership will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Operating Partnership will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Operating Partnership determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

DELIVERY OF PROSPECTUS

A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof, together with the applicable Pricing Supplement, must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation of a sale sent to a purchaser or his agent and (ii) any Note purchased by such purchaser. The Operating Partnership shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including the applicable Pricing Supplement) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. Copies of Pricing Supplements should be delivered to the applicable address:
if to Lehman Brothers Inc., to c/o ADP, Prospectus Services, 536 Broad Hollow Road, Melville, New York 11747, Attention: Mike Ward, (516) 254-7106, telecopier: (516) 249-7942 and by hand to Lehman Brothers Inc., 3 World Financial Center, 9th floor, New York, New York 10285,
Attention: Brunnie Vazquez, (212) 526-8400; if to Donaldson, Lufkin & Jenrette Securities Corporation, to: Donaldson, Lufkin & Jenrette Securities Corporation, Corporate Syndicate, 277 Park Avenue, 9th Floor, New York, NY 10172, (212) 892-4801, telecopier (212) 892-2682; if to
First Chicago Capital Markets, Inc., to: First Chicago Capital Markets, Inc., One First National Plaza, Suite 0307, Chicago, Illinois 60670,
Attention: Operations Manager, Medium Term Notes/ Cherie McNight, (312) 732-9633, telecopier: (312) 732-7966; if to J.P. Morgan Securities Inc., to: J.P. Morgan Securities Inc., 60 Wall Street, 3d Floor, New York, New York 10260, Attention: MTN Trading Desk, (212) 648-0591, telecopier:
(212) 648-5909; if to UBS Securities LLC, to: UBS Securities LLC, 299 Park Avenue, 26th Floor, New York, New York 10171, Attention: Richard Messina, (212) 821-4542, telecopier: (212) 821-3667; with a copy to
Rogers & Wells, 200 Park Avenue, New York, New York 10166, Attention:
Robert E. King, Jr., Esq. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Operating Partnership and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus. The Trustee will make all such deliveries with respect to all Notes sold directly by the Operating Partnership.

AUTHENTICITY OF SIGNATURES

The Operating Partnership will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees and agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Operating Partnership or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Operating Partnership or the Trustee on any Note.

ADVERTISING COSTS

The Operating Partnership will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Notes. Advertising expenses incurred with the consent of the Operating
Partnership will be paid by the Operating Partnership.


SPECIAL ADMINISTRATIVE PROCEDURES
FOR MULTI-CURRENCY NOTES


Unless otherwise set forth in an applicable Foreign Currency Amendment, the following procedures and terms shall apply to Multi-Currency Notes in addition to, and to the extent inconsistent therewith in replacement of, the procedures and terms set forth above.

DENOMINATIONS

The authorized denominations for Multi-Currency Notes will be set forth in the applicable Pricing Supplement.

CURRENCIES

Unless otherwise specified in the applicable Pricing Supplement, purchasers of MultiCurrency Notes are required to pay for such Multi-Currency Notes in the Specified Currency in immediately available funds. If requested by the purchaser of the Multi-Currency Note on or prior to the fifth Business Day preceding the date of delivery of the Multi-Currency Notes (or by such other day as the Presenting Agent shall determine), the Presenting Agent will arrange the conversion of U.S. dollars into such Specified Currency to enable the purchaser to pay for the Multi-Currency Notes. Each such conversion will be made by the Presenting Agent on such terms and subject to such conditions, limitations and charges as such Presenting Agent may from time to time establish in accordance with its regular foreign exchange practices.
All costs of exchange will be borne by the purchasers of the Multi-
Currency Notes.

PAYMENT OF PRINCIPAL AND INTEREST

The principal of, premium, if any, and interest on Multi-Currency Notes will be payable in the Specified Currency. Unless otherwise indicated in the applicable Pricing Supplement, the agent appointed by the Operating Partnership (the "Exchange Rate Agent") will convert all such payments of principal, premium, if any, and interest to U.S. dollars. However, unless otherwise indicated in the applicable Pricing Supplement, the holder of a Multi-Currency Note may elect to receive such payments in the Specified Currency as described below.

Any U.S. dollar amount to be received by a holder of a Multi-Currency Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all holders of Notes scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs will be borne by the holder of the Multi-Currency Note by deductions from such payments.

A holder of a Multi-Currency Note may, unless otherwise specified in the applicable Pricing Supplement, elect to receive payment of the principal of, premium, if any, and interest on such Multi-Currency Notes in the Specified Currency, by transmitting a written request for such payment by mail, hand delivered, or by cable, telex or other form of facsimile transmission to the principal office of the Trustee (acting as the Operating Partnership's paying agent in The City of New York) on or prior to the Record Date or at least sixteen days prior to Maturity, as the case may be, such election to remain in effect until revoked by written notice to the Trustee received by the Trustee on or prior to the Record Date or at least sixteen days prior to Maturity, as the case may be. A holder of a Multi-Currency Note may elect to receive payment in the Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment.

Interest on Multi-Currency Notes paid in U.S. dollars will be paid in the manner specified in the applicable Pricing Supplement. Unless otherwise specified in the applicable Pricing Supplement, interest on Multi-Currency Notes paid in the Specified Currency will be paid by wire transfer to a bank account maintained by the holder in the country of the Specified Currency. The principal of Multi-Currency Notes, together with interest accrued and unpaid therein, due at Maturity will be paid in immediately available funds against presentation of such Multi-Currency Notes at the principal office of the Trustee, provided that principal, premium, if any, and interest payable at Maturity in a Specified Currency will be paid by wire transfer to such bank account. Any payment of principal or interest required to be made on an Interest Payment Date or at Maturity of a Multi-Currency Note which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Maturity, as the case may be, and no interest shall accrue from the period from and after such Interest Payment Date or Maturity.

PAYMENT OF PRINCIPAL AND INTEREST

If a Specified Currency is not available for payment of principal or interest with respect to a Multi-Currency Note due to the imposition of exchange controls or other circumstances beyond the reasonable control of the Operating Partnership, the Operating Partnership will be entitled to satisfy its obligations to holders of Multi-Currency Notes by making such payment in U.S. dollars on the basis of the noon buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the second day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated in the applicable Pricing Supplement. Any payment made under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.

OUTSTANDING MULTI-CURRENCY NOTES

For purposes of calculating the principal amount of any Multi-Currency Note for any purpose under the Indenture, the principal amount of such Multi-Currency Note at any time Outstanding shall be deemed to be the U.S. dollar equivalent at the Market Exchange Rate, determined as of the date of the original issuance of such Multi-Currency Note, of the principal amount of such Multi-Currency Note.

DETAILS FOR SETTLEMENT OF MULTI-CURRENCY NOTES

In addition to the Settlement information specified in "Settlement Procedures" above, the Presenting Agent shall communicate to the Operating Partnership in the manner set forth in "Settlement Procedures" the following information:

1.  Specified Currency
2.  Denominations
3. Wire transfer and overseas bank account information (if holder has elected payment in a Specified Currency).

SPECIAL ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

Each Note will be represented by either a Global Security delivered to the Trustee, as agent for the Depository Trust Operating Partnership ("DTC"), and recorded in the book-entry system maintained by DTC or a certificate delivered to the Holder thereof or a Person designated by such Holder. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Operating Partnership and the Trustee to DTC and a Medium-Term Note Certificate Agreement previously entered into between the Trustee and DTC, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"'). Except as otherwise set forth in this Exhibit B, Book-Entry Notes will be issued in accordance with the administrative procedures set forth below.

ISSUANCE

On any date of settlement (as defined under "Settlement" below one or more Fixed Rate Book-Entry Notes, the Operating Partnership will issue a single Global Security in fully registered form without coupons representing up to $450,000,000 principal amount of all of such Notes that have the same original issuance date, interest rate and Stated Maturity. Similarly, on any settlement date for one or more Floating Rate Book-Entry Notes, the Operating Partnership will issue a single Global Security representing up to $450,000,000 principal amount of all of such Notes that have the same interest rate formula, original issuance date, Initial Interest Rate, Interest Payment Dates, Index Maturity, Spread, Spread Multiplier, minimum interest rate (if any), maximum interest rate (if any) and Stated Maturity. Each Global Security will be dated and issued as of the date of its authentication by the Trustee, as Trustee. Each Global Security will have an interest accrual date (the "Interest Accrual Date"), which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and (ii) with respect to any Global Security (or portion thereof) issued subsequently upon exchange of a Global Security or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global Security. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note or (iii) any Multi-Currency or Indexed Note.

IDENTIFICATION NUMBERS

The Operating Partnership will arrange, on or prior to commencement of a program for the offering of Book-Entry Notes, with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and relating to Global Securities representing the Book-Entry Notes. The Trustee has or will obtain from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver to the Operating Partnership and DTC such written list of 900 CUSIP numbers of such series. The Operating Partnership will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Operating Partnership has assigned to Global Securities. The Trustee will notify the Operating Partnership at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and if it deems necessary, the Operating Partnership will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers the Trustee shall deliver such additional CUSIP numbers to the Operating Partnership and DTC.

REGISTRATION

Each Global Security will be registered in the name of Cede & Co., as nominee for DTC, on the Securities Register maintained under the Indenture governing such Global Security. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such
Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

TRANSFERS

Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

CONSOLIDATION AND EXCHANGE

The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same original issuance date, interest rate and Stated Maturity and with respect to which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same interest rate formula, original issuance date, Initial Interest Rate, Interest Payment Dates, Index Maturity, Spread or Spread Multiplier, minimum interest rate (if any), maximum interest rate (if any) and with respect to which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Operating Partnership, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

MATURITIES

Each Book-Entry Note will mature on a date not less than nine months after the settlement date for such Note. A Floating Rate Book-Entry Note will mature only on an Interest Payment Date for such Note.

DENOMINATIONS

Book-Entry Notes will be issued in principal amounts of $100,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities representing one or more Book-Entry Notes will be denominated in principal amounts not in excess of $1,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

INTEREST

General. Interest on each Book-Entry Note will accrue from the Interest Accrual Date of the Global Security representing such Note. Each payment of interest on a Book-Entry Note will include interest accrued through the day preceding, as the case may be, the Interest Payment Date or Maturity; provided, however, that if the Interest Reset Dates with respect to any such Note are daily or weekly, interest payable on any Interest Payment Date, other than interest payable on any date on which principal for such Note is payable, will include interest accrued from but excluding the second preceding Regular Record Date to and including the next preceding Regular Record Date. Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Operating Partnership and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date (as defined in Appendix A hereto) for Floating Rate Notes, the Operating Partnership will notify the Trustee, and the Trustee in turn will notify Standard & Poor's Corporation, of the interest rates determined on such Interest Determination Date.

PAYMENTS OF PRINCIPAL INTEREST

Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Operating Partnership and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. The Operating Partnership will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment."

Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Operating Partnership, DTC and each of the Trustees a written list of principal and interest to be paid on each Global Security maturing in the following month. The Operating Partnership, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. The Operating Partnership will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment."

Promptly after payment to DTC of the principal and interest due at the Maturity of such Global Security, the Trustee will cancel such Global Security and deliver it to the Operating Partnership with an appropriate debit advice. On the first Business Date of each month, the Trustee will prepare a written statement indicating the total principal amount of Outstanding Global Securities for which it serves as trustee as of the immediately preceding Business Day.

Manner Of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Operating Partnership to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time) on such date. The Operating Partnership will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Operating Partnership at the Trustee. The Operating Partnership will confirm such instructions in writing to the Trustee, with a copy to the Trustee under the Indenture governing such Global Securities if such Global Securities are of subordinated or junior subordinated rank. For maturity, redemption or any other principal payments: prior to 10 A.M. (New York City time) on such date or as soon as possible thereafter, the Trustee will make such payments to DTC in same day funds in accordance with DTC's Same Day Funds Settlement Paying Agent Operating Procedures. For interest payments: the Trustee will make such payments to DTC in accordance with existing arrangements between DTC and the Trustee. DTC will allocate such payments to its participants in accordance with its existing operating procedures. Neither the Operating Partnership (either as issuer or as Paying Agent) nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

SETTLEMENT PROCEDURES

Settlement Procedures with regard to each Book-Entry Note sold by the Operating Partnership through an Agent, as agent, shall be as follows:

The Presenting Agent will advise the Operating Partnership by telephone, telex or facsimile, of the following settlement information:

      1.  Exact name in which Note is to be registered ("Registered
Owner").

      2. Exact address of the Registered Owner and address for payments of principal and interest, if any.

      3.  Taxpayer identification number of the Registered Owner.

      4. Principal amount of the Note (and, if multiple Notes are to be issued, denominations thereof).

      5.  Settlement date.

      6.  Stated Maturity

      7.  Issue Price and any OID information.

      8.  Trade date.

      9.  The DTC Participant account number of such Agent.

      10.  Interest rate:

           (a)  Fixed Rate Notes:

                i)  interest rate
                ii)  overdue rate, if any

           (b)  Floating Rate Notes:

                i)    interest rate basis
                ii)   initial interest rate
                iii)  spread or spread multiplier, if any
                iv)   interest rate reset periods
                v)    interest payment dates
                vi)   index maturity
                vii)  maximum and minimum interest rates, if any
                viii) record dates
                ix)   interest determination dates
                x)    overdue rate, if any

      11. The date on or after which the Notes are redeemable at the option of the Operating Partnership, and additional redemption or repurchase provisions, if any.

      12.  Wire transfer information.

      13. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Operating Partnership upon settlement.

B. The Operating Partnership will assign a CUSIP number to the Global Security representing such Note and then advise the Trustee by telephone (confirmed in writing at any time on the same date) or electronic transmission of the information set forth in Settlement Procedure "A" above, such CUSIP number and the name of such Agent.

C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the Presenting Agent, Standard & Poor's Corporation and, upon request, the Trustee under the Indenture pursuant to which such Note is to be issued:

      1.  The information set forth in Settlement Procedure "A."

          (a) Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

          (b) Initial Interest Payment Date for such Note, number of days by which such date succeeds the related "DTC Record Date" (which term means the Regular Record Date except in the case of floating rate notes which reset daily or weekly in which case it means the date 5 calendar days immediately preceding the Interest Payment Date) and amount of interest payable on such Interest Payment Date.

          (c) Frequency of interest payments (monthly, semiannually, quarterly, etc.).

          (d) CUSIP number of the Global Security representing such Note.

          (e) Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

          (f) The Trustee, as Trustee, will complete and authenticate the note certificate evidencing the Global Security representing such Book-Entry Note.

D) DTC will credit such Note to the Trustee's participant account at DTC.

E) The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the Presenting Agent's participant account and (ii) debit the Presenting Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less the Presenting Agent's commission.

F) The Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Presenting Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and
(ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the price of such Note.

G) Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

H) The Trustee will credit to an account of the Operating Partnership maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance,with Settlement
Procedure "F."

I) The Presenting Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes and the confirmation and payment by the purchaser of the Note.

    The Presenting Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

SETTLEMENT PROCEDURES TIMETABLE

For orders of Book-Entry Notes solicited by an Agent, as agent, and accepted by the Operating Partnership for settlement, Settlement
Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


SETTLEMENT
PROCEDURE       TIME (NEW YORK)
----------      -----------------------------------------
A-B             11:00 A.M. on the Sale date
C               2:00 PM on Sale date
D               3:00 P.M. on date before Settlement date
E               10:00 A.M. on Settlement date
F-G             2:00 P.M. on Settlement Date
H               4:45 P.M. on Settlement date
I-J             5:00 P.M. on Settlement date


If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M. and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 11:00 A.M. and 12:00 Noon, respectively, on the second Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

FAILURE TO SETTLE

If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "F," the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "canceled," make appropriate entries in the Trustee's records and send such canceled Global Security to the Operating Partnership.
The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G," respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D," for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.





EXHIBIT C

PURCHASE AGREEMENT


-----------------, 1998
Liberty Property Limited Partnership
65 Valley Stream Parkway
Malvern, PA 19355



Attention:  George J. Alburger, Jr.



The undersigned agrees to purchase the following principal amount of the Notes described in the Distribution Agreement dated January 12, 1998 (as it may be supplemented or amended from time to time, the "Distribution Agreement"):



Principal Amount: $
Specified Currency:
Denominated and Indexed Currencies:
Interest Rate:       %
Discount:   % of Principal Amount
Aggregate Price to be paid to Operating Partnership (in immediately available funds): $

Settlement Date:
Other Terms:

(In the case of Notes issued in a foreign currency or currency unit, unless otherwise specified below, settlement and payments of principal and interest will be in U.S. dollars based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all holders of Notes denominated in such Specified Currency electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payments will be made in the Specified Currency.)

Our obligation to purchase Notes hereunder is subject to the continued accuracy of your representations and warranties contained in the Distribution Agreement and to your performance and observance of all applicable covenants and agreements contained therein, including, without limitation, your obligations pursuant to Section 7 thereof. Our obligation hereunder is subject to the further condition that we shall receive (a) the opinions required to be delivered pursuant to Sections 5(e) and 5(f) of the Distribution Agreement, (b) the certificate required to be delivered pursuant to Section 5(h) of the Distribution Agreement, (c) the letter referred to in Section 5(g) in each case dated as of the above Settlement Date and (d) (insert other conditions as appropriate).

In further consideration of our agreement hereunder, you agree that between the date hereof and the above Settlement Date, you will not offer or sell, or enter into any agreement to sell, any debt securities of the Operating Partnership, other than borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper.

We may terminate this Agreement, immediately upon notice to you, at any time prior to the Settlement Date, if prior thereto there shall have occurred: (i) any change, or any development involving a prospective change, in or affecting primarily the business, properties, condition (financial or other), results of operations or prospects of the Operating Partnership or the Operating Partnership and its subsidiaries taken as a whole which materially impairs the investment quality of the Notes; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such exchange; (iii) a general moratorium on commercial banking activities declared by Federal or state authorities; (iv) any downgrading in the rating accorded the Operating Partnership's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Operating Partnership (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national calamity or emergency; or (vi) any material adverse change in the existing financial, political or economic conditions in the United States, or you are unable to provide any of the opinions, certificates or letters referred to in the second preceding paragraph. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in Sections 4, 7 and 15 of the Distribution Agreement.

This Agreement shall be governed by and construed in accordance with the laws of New York.

Lehman Brothers Inc.

By:

Authorized Signatory

Donaldson, Lufkin & Jenrette Securities Corporation



By:
Name:
Title:


First Chicago Capital Markets, Inc.



By:
Name:
Title:


J.P. Morgan Securities Inc.



By:
Name:
Title:



UBS Securities LLC



By:
Name:
Title:






Confirmed and Accepted:


LIBERTY PROPERTY LIMITED PARTNERSHIP

By:Liberty Property Trust


By: _______________________
Name:
Title:



EXHIBIT D



[FOREIGN CURRENCY] [INDEXED NOTE]
AMENDMENT NO. ___
TO DISTRIBUTION AGREEMENT DATED JANUARY 12, 1998, AS AMENDED


[Insert Title of Foreign Currency or, in the case of Indexed Notes, the Denominated and Indexed
Currencies]


The undersigned hereby agree that for the purposes of the issue and sale of Notes denominated in title of currency or currency unit (the "Applicable Foreign Currency") [and indexed to title of currency or currency unit (the "Indexed Currency")] pursuant to the Distribution Agreement, dated January 12, 1998, as it may be amended (the "Distribution Agreement"), the following additions and modifications shall be made to the Distribution Agreement. The additions and modifications adopted hereby shall be of the same effect for the sale under the Distribution Agreement of all Notes denominated in the Applicable Foreign Currency and indexed to the Indexed Currency, whether offered on an agency or principal basis, but shall be of no effect with respect to Notes denominated in any currency or currency unit other than the Applicable Foreign Currency.

Except as otherwise expressly provided herein, all terms used herein which are defined in the Distribution Agreement shall have the same meanings as in the Distribution Agreement. The terms Agent or Agents, as used in the Distribution Agreement, shall be deemed to refer only to the undersigned Agents for purposes of this Amendment.

[Insert appropriate additions and modifications to the Distribution Agreement, for example, to opinions of counsel, conditions to obligations and settlement procedures, etc.]

               , 199

LIBERTY PROPERTY LIMITED PARTNERSHIP


BY:
       NAME:
       TITLE:
CONFIRMED AND ACCEPTED:  _____________, 199__

[NAME(S) OF AGENT(S) PARTICIPATING
IN THE OFFERING OF NOTES IN THE APPLICABLE FOREIGN CURRENCY]


By:
       Name:
       Title:


EXHIBIT 10.2

                           2,300,000 Shares

                        LIBERTY PROPERTY TRUST

                  Common Shares of Beneficial Interest

                        UNDERWRITING AGREEMENT

January 14, 1998

SALOMON SMITH BARNEY
  Smith Barney Inc.
A.G. EDWARDS & SONS, INC.

c/o Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

Liberty Property Trust, a Maryland real estate investment trust (the "Company"), and Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership" and, together with the Company, the "Transaction Entities"), each wish to confirm as follows its agreement with Smith Barney Inc. and A.G. Edwards & Sons, Inc., as the underwriters (the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 9 of this Agreement), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 2,300,000 shares (the "Firm Shares") of the Company's common shares of beneficial interest, par value $0.001 per share (the "Common Shares"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 345,000 Common Shares on the terms and for the purposes set forth in Section 2 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares."

Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as defined below).

1)  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRANSACTION
ENTITIES. Each of the Transaction Entities, jointly and severally, represents, warrants and agrees that, as of the date hereof:

      a) A registration statement on Form S-3 (No. 333-22211), and any amendments thereto, with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of such registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations, and shall include any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Any reference herein to the Registration Statement, the Prospectus or a Preliminary Prospectus shall be deemed to include the documents incorporated or deemed to be incorporated by reference therein which were filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      b) Each Preliminary Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Rules and Regulations, complied when so filed in all material respects with the provisions of the Securities Act, and each Preliminary Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      c) The Registration Statement conforms in all material respects, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date and at the First Delivery Date (as defined below) (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made); provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein. The Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      d) The documents incorporated or deemed to be incorporated by reference in the Registration Statement as of the Effective Date, the Prospectus as of its date or any Preliminary Prospectus as of its date, complied in all material respects with the Exchange Act and the rules and regulations thereunder, and none of such documents, at such dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      e) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of either of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of either of the Transaction Entities, after due inquiry of the Commission, threatened by the Commission or by the state securities authority of any jurisdiction.

      f) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. None of the subsidiaries of the Company (other than the Operating Partnership, Liberty Property Development Corp. ("Development Corp."), Liberty Property Development Corp.-II ("Development-II") and Liberty Special Purpose Corp. ("SP Corp.")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations. Except as described in the Prospectus and other than the Property Affiliates (as defined below) and the Operating Partnership, Development Corp., Development-II and SP Corp., the Company owns no direct or indirect equity interest in any entity, except for such interests as, in the aggregate, are not material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company and its subsidiaries considered as a single enterprise.

      g) All of the issued shares of beneficial interest of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, no shares of beneficial interest of the Company are reserved for any purpose and except for the equity interests in the Operating Partnership ("Units") and the Operating Partnership's Exchangeable Subordinated Debentures due 2001, there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company. Except for transactions described in the Prospectus and transactions in connection with stock option and other benefit plans, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of beneficial interest or any other securities of the Company.

      h) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The agreement of limited partnership of the Operating Partnership, as amended to date (the "Operating Partnership Agreement") is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Prospectus; provided that to the extent any portion of the over-allotment option described in Section 2 hereof is exercised at the First Delivery Date, the percentage interest of such partners in the Operating Partnership will be adjusted accordingly. Additionally, to the extent any portion of such over-allotment option is exercised subsequent to the First Delivery Date, the Company will contribute the proceeds from the sale of the Option Shares to the Operating Partnership in exchange for an increase in the Company's interest in the Operating Partnership consistent with the number of Option Shares issued.

      i) Development Corp. has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of Development Corp. has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development Corp. owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of Development Corp. are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of Development Corp., and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of Development Corp.

      j) Development-II has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of Development-II has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development-II owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of Development-II are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of Development-II, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of Development-II.

      k) SP Corp. has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of SP Corp. has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of SP Corp. is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of SP Corp. are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of SP Corp. and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of SP Corp.

      l) Each of those certain partnerships, limited liability companies or other entities holding title to one or more of the Properties (the "Property Affiliates") are the only entities other than the Operating Partnership through which the Company and the Operating Partnership own interests in the Properties. Each of the Property Affiliates has been duly organized and is validly existing as a limited partnership, limited liability company or other entity in good standing under the laws of the jurisdiction in which it is organized, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as set forth in the Prospectus, all of the ownership interests of each Property Affiliate have been duly and validly authorized and issued, are fully paid and non-assessable and all of the ownership interests owned directly or indirectly by the Company and the Operating Partnership, as described in the Prospectus, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

      m) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Shares in accordance herewith, each of the Underwriters will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities. The terms of the Shares conform in substance to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates to be used to evidence the Shares will at the First Delivery Date be in due and proper form and will comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights.

      n) (A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities, and assuming due authorization, execution and delivery by the Underwriters, is a valid and binding agreement of each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms; and (B) the Operating Partnership Agreement and the partnership agreement of each Property Affiliate, has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms.

      o) The execution, delivery and performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which either of the Transaction Entities is a party or by which either of the Transaction Entities is bound or to which any of the Properties or other assets of either of the Transaction Entities is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of either of the Transaction Entities, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities and the consummation of the transactions contemplated hereby.

      p) Other than as described in the Prospectus and other than rights of persons whose securities are already registered under the Securities Act, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

            (i) Except as described or contemplated in the Prospectus, neither Transaction Entity has sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

      q) Neither of the Transaction Entities nor any of the Properties has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of either of the Transaction Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting any of the Properties or the general affairs, management, financial position, shareholders' equity or results of operations of either of the Transaction Entities, other than as set forth or contemplated in the Prospectus.

      r) The financial statements (including the related notes and supporting schedules) filed as part of, or incorporated by reference in, the Registration Statement and the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The Company's ratios of earnings to fixed charges and of earnings to combined fixed charges and preferred share dividends(actual and, if any, pro forma) included in the Prospectus under the captions "Certain Ratios" and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. Pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act, the Rules and Regulations and AICPA guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Company at the respective dates indicated and the results of operations for the respective periods specified.

      s) Ernst & Young LLP, who have certified certain financial statements of the Company, whose reports appear in the Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

      t) (A) The Operating Partnership and the Property Affiliates have good and marketable title to each of the Properties, free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or those which are not material in amount or those which would not have a material adverse effect on the business, operations, use or value of any of the Properties; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any Transaction Entity which are required to be disclosed in the Prospectus are disclosed therein;
(C) except as otherwise described in the Prospectus, neither Transaction Entity and, to the knowledge of the Transaction Entities, no tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, or
(ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, which individually or in the aggregate would have a material adverse effect on the Company and its subsidiaries taken together as a whole, and neither Transaction Entity knows of any event which, but for the passage of time or the giving of notice, or both, would constitute such a default under any of such documents or agreements; (D) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not have a material adverse effect on the business operations, use or value of such Property; and (E) neither Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner adversely affect the size of, use of, improvements on, construction on or access to the Properties.

      u) Except as described in the Prospectus, the mortgages and deeds of trust which encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties.

      v)  Except as described in the Prospectus, the Operating
Partnership and the Property Affiliates have obtained title insurance on the fee or leasehold interests in each of the Properties, in an amount at least equal to the greater of (A) the mortgage indebtedness of each such Property or (B) the purchase price of each such Property.

      w) Except as disclosed in the Prospectus and except such as in each case would not have a material adverse effect on any Property, Property Affiliate, or Transaction Entity or any of their subsidiaries, taken together as a whole; (A) to the knowledge of the Transaction Entities, after due inquiry, the operations of the Company, the Operating Partnership, Development Corp., Development-II, SP Corp., and the Properties are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) to the knowledge of the Transaction Entities, after due inquiry, none of the Transaction Entities, the Property Affiliates or any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (C) none of the Transaction Entities or Property Affiliates has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (D) neither of the Transaction Entities has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no Property is included or, to the knowledge of the Transaction Entities, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and neither of the Transaction Entities has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. 172.101, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C.
 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the Environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

      x) Each Transaction Entity and their subsidiaries, and each Property carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of such Property and as is customary for companies engaged in similar businesses in similar industries.

      y) Each Transaction Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

      z) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which either Transaction Entity or their subsidiaries is a party or of which any property or assets of either Transaction Entity or their subsidiaries is the subject which, if determined adversely to such Transaction Entity or subsidiary, could reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company; and to the best knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      aa) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

      bb) No relationship, direct or indirect, exists between or among either of the Transaction Entities on the one hand, and the trustees, officers, shareholders, customers or suppliers of the Transaction Entities on the other hand, that is required to be described in the Prospectus that is not so described.

      cc) No labor disturbance by the employees of either Transaction Entity exists or, to the knowledge of the Transaction Entities, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of such Transaction Entity.

      dd) Each Transaction Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which either Transaction Entity would have any liability; neither Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which either Transaction Entity would have any liability that is intended to be qualified under section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

      ee) Each Transaction Entity and their subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no material tax deficiency has been determined adversely to either Transaction Entity or their subsidiaries which has had (nor does either Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have) a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of such Transaction Entity or subsidiary.

      ff) At all times since June 16, 1994 or, with respect to Development-II, ____________, 1997, the Company, the Operating Partnership, Development Corp., Development-II and SP Corp. have been and, upon the sale of the Shares, will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust under the Code and the proposed method of operation of the Company, the Operating Partnership, Development Corp., Development-II and SP Corp. will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

      gg) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed or contemplated in the Prospectus, neither Transaction Entity has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business nor (iv) declared or paid any dividend on its capital stock (other than regular quarterly dividends).

      hh) Each Transaction Entity and their subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

      ii) No Transaction Entity or any of their subsidiaries (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business.

      jj) Neither Transaction Entity, nor any trustee, officer, agent, employee or other person associated with or acting on behalf of either Transaction Entity, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

      kk) Neither Transaction Entity or any of their subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

      ll) The Firm Shares will be listed and the Option Shares will be reserved for listing on the New York Stock Exchange on the First
Delivery Date.

      mm) Other than this Agreement and as set forth in the Prospectus under the heading "Underwriting," there are no contracts, agreements or understandings between either Transaction Entity and any person that would give rise to a valid claim against either Transaction Entity or any Underwriter for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

      nn) Each Transaction Entity has complied with all applicable provisions of Florida Statutes 517.075, relating to issuers doing business with Cuba.

2. PURCHASE OF THE SHARES BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 2,300,000 Firm Shares, to the Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Underwriters may determine.

In addition, the Company grants to the Underwriters an option to purchase up to 345,000 Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 4 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set forth opposite the names of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Underwriters so that no Underwriter shall be obligated to purchase Option Shares other than in 100-share amounts. The price of both the Firm Shares and any Option Shares shall be $26.29 per share.

The Company shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (as defined below), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

3. OFFERING OF SHARES BY THE UNDERWRITERS. The Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4. DELIVERY OF AND PAYMENT FOR THE SHARES. Delivery of and payment for the Firm Shares shall be made at the office of Rogers & Wells, 200 Park Avenue, New York, New York 10166, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or on the fourth full business day if this Agreement is executed after the daily closing time of the New York Stock Exchange (unless postponed in accordance with the provisions of Section 9 hereof), or at such other date or place as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Shares to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in same day funds or, at the discretion of the Company, by wire transfer in same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company shall make the certificates representing the Firm Shares available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 2 may be exercised in whole or in part by written notice being given to the Company by the Underwriters. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Underwriters, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Underwriters and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in same day funds or, at the discretion of the Company, by wire transfer in same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Underwriters shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

5.  FURTHER AGREEMENTS OF THE TRANSACTION ENTITIES.  Each of the
Transaction Entities jointly and severally agrees:

      a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except in accordance with Section 5(e) hereof; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

      b) To furnish promptly to the Underwriters and to counsel for the Underwriters such number of conformed copies as the Underwriters shall reasonably request of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith or incorporated by reference therein and all documents incorporated by reference therein;

      c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance. The aforementioned documents furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or counsel for the Underwriters, be required by the Securities Act or requested by the Commission;

      e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters within a reasonable period of time prior to the filing thereof, and that filing thereof shall not occur if the Underwriters shall have objected in good faith thereto;

      f) The Company will make generally available to its security holders as soon as practicable but no later than 60 days after the close of the period covered thereby an earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations), which need not be certified by independent certified public accountants unless required by the Securities Act or the Rules and Regulations, covering a twelve-month period commencing after the "effective date" (as defined in said Rule
158) of the Registration Statement;

      g) For a period of five years following the Effective Date, to furnish to the Underwriters copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

      h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Shares for offering and sale under the securities, real estate syndication or Blue Sky laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a consent to service of process in any jurisdiction;

      i) For a period of 30 days from the date of the Prospectus, the Company will not, directly or indirectly, (1) offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares in an underwritten offering to the public (other than the Shares and any Units or Common Shares that may be issued in connection with any acquisition of a property or pursuant to customary compensation arrangements and employee benefit plans), or sell or grant options, rights or warrants with respect to any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares (except pursuant to customary compensation arrangements and employee benefit plans), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case without the prior written consent of Smith Barney Inc.; and to cause Willard G. Rouse III, Joseph P. Denny, George
J. Alburger, Jr., George F. Congdon and Robert E. Fenza, who each own Units or Common Shares, to furnish to the Underwriters, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge, contract to sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units or Common Shares or securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Units or Common Shares, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Units, Common Shares or other securities, in cash or otherwise, in each case for a period of 30 days from the date of the Prospectus, without the prior written consent of Smith Barney Inc.;

      j) The Company will file with the New York Stock Exchange, Inc. all documents and notices required by such exchange of companies that have securities listed on such exchange and will use its best efforts to maintain the listing of the Shares thereon;

      k) To apply the net proceeds from the sale of the Shares in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds";

      l) To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

      m) Except as stated in this Agreement and in the Preliminary Prospectus and Prospectus, neither Transaction Entity has taken, nor will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares;

      n) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code; and

      o) If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Transaction Entities to comply with the terms or fulfill any of the conditions of this Agreement, the Transaction Entities jointly and severally agree to reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

6. EXPENSES. The Transaction Entities jointly and severally agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (g) any applicable listing or other fees;
(h) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (j) all other costs and expenses incident to the performance of the obligations of the Transaction Entities under this Agreement; provided that, except as provided in this Section 6 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Transaction Entities contained herein, to the performance by each Transaction Entity of its obligations hereunder, and to each of the following additional terms and conditions:

      a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required to have been made by such time by Rules 424 and 430A under the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Transaction Entities or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters.

      b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, business, properties, net worth, or results of operations of either Transaction Entity or any of their subsidiaries or any Property not contemplated by the Prospectus, which in the opinion of the Underwriters, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving either Transaction Entity, or any partner, officer, director or trustee of either Transaction Entity, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

      c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      d) (A) Wolf, Block, Schorr and Solis-Cohen LLP shall have furnished to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

            (i) The Company is in good standing as a foreign trust or corporation in those jurisdictions listed in such opinion.

            (ii) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business as a foreign limited partnership in Delaware, Florida, Maryland, Michigan, Minnesota, New Jersey, North Carolina, South Carolina, Tennessee, Texas and Virginia, and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The Operating Partnership Agreement is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Prospectus.

            (iii) Development Corp. has been duly formed and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign corporation in Delaware, Florida, Maryland, New Jersey and North Carolina, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of Development Corp. has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development Corp. owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

            (iv) Development-II has been duly formed and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of Development-II has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws) and all of the capital stock of Development-II owned by the Operating Partnership, as described in the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

            (v) SP Corp. has been duly formed and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has all corporate and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of SP Corp. has been duly authorized and validly issued and is fully paid and non-assessable, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities and has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws).

            (vi) Each of the Property Affiliates has been duly organized and is validly existing as a limited partnership, limited liability company or other entity in good standing under the laws of the jurisdiction in which it is organized, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as set forth in the Prospectus, all of the partnership interests, membership interests or other equity interests, as the case may be, of each Property Affiliate have been duly and validly authorized and issued, are fully paid and non-assessable and all of such interests owned directly or indirectly by the Company and the Operating Partnership, as described in the Prospectus, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

            (vii) (A) This Agreement has been duly and validly authorized, executed and delivered by the Operating Partnership, and has been duly and validly executed and delivered by the Company, and assuming due authorization, execution and delivery by the Underwriters and due authorization by the Company, is a valid and binding agreement of the Operating Partnership; and (B) the partnership agreement, limited liability company agreement or similar such document of each Property Affiliate has been duly and validly authorized, executed and delivered by the Operating Partnership, and each such agreement and the Operating Partnership Agreement have been duly and validly executed and delivered by the Company, and assuming due authorization by the Company, each such agreement is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms.

            (viii) To the knowledge of such counsel, the execution, delivery and performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which either of the Transaction Entities or their subsidiaries is a party or by which either of the Transaction Entities or their subsidiaries is bound or to which any of the Properties or other assets of either of the Transaction Entities or their subsidiaries is subject, or (ii) conflict with or result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Transaction Entities or their subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities and the consummation of the transactions contemplated hereby.

            (ix) The execution, delivery and performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of either of the Transaction Entities or their subsidiaries.

            (x) To the knowledge of such counsel, other than as set forth in the Prospectus and other than rights of persons whose securities are already registered under the Securities Act, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

            (xi) To the knowledge of such counsel, there are no legal or governmental proceedings pending to which either Transaction Entity or their subsidiaries is a party or of which any property or assets of either Transaction Entity or their subsidiaries is the subject which are not disclosed in the Prospectus and which, if determined adversely to such Transaction Entity or subsidiary, might reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company; and to the knowledge of such counsel no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (xii) To the knowledge of such counsel, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

            (xiii) To the knowledge of such counsel, no relationship, direct or indirect, exists between or among either of the Transaction Entities on the one hand, and the trustees, officers, shareholders, customers or suppliers of the Transaction Entities on the other hand, which is required to be described in the Prospectus which is not so described.

            (xiv) To the knowledge of such counsel, each Transaction Entity is in compliance in all material respects with all presently applicable provisions of ERISA; to the knowledge of such counsel, no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which either Transaction Entity would have any liability; neither Transaction Entity has incurred or to the knowledge of such counsel, expects to incur, liability under
(i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) section 412 or 4971 of the Code; and each "pension plan" for which either Transaction Entity would have any liability that is intended to be qualified under section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (xv) To the knowledge of such counsel, no Transaction Entity or Property Affiliate is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership, or other similar organizational document, or, to the knowledge of such counsel, has a default been asserted in any respect, and it has not been asserted that any event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject.

            (xvi) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained or made under the Securities Act and the Exchange Act or such as may be required under state securities, real estate syndication or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement.

            (xvii) Neither Transaction Entity or their subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder. The Shares have been approved for listing on the New York Stock Exchange upon notice of issuance.

            (xviii) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act (other than the financial statements and related schedules and financial information and data included therein, as to which no opinion need be rendered), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

            (xix) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

            (xx) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

            (xxi) The statements contained in the Prospectus under the captions "Risk Factors," "Description of Debt Securities," "Description of Preferred Shares," "Description of Warrants," and "Federal Income Tax Considerations with Respect to the Trust and the Operating Partnership," insofar as those statements are descriptions of contracts, agreements or other legal documents, or they describe federal statutes, rules and regulations, and except to the extent such statements are statistics or calculations constitute a fair summary thereof.

      e) Such counsel shall state that Rogers & Wells, counsel for the Underwriters, may rely on its opinion in Section 7(d)(A)(ii) with regard to the formation of the Operating Partnership for the purpose of rendering its opinion as required by Section 7(e).

In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Pennsylvania and the laws of the State of Maryland; (ii) as to matters of Maryland law, state that its opinion is given solely in reliance upon the opinion of Weinberg & Green LLC; (iii) state that its opinion does not address (A) Federal Reserve Board margin regulations; (B) Federal or state antitrust and unfair competition laws and regulations; (C) Local Laws (as defined in The Legal Opinion Accord of the ABA Section of Business Law (1991); (D) compliance with fiduciary duty requirements; (E) Federal and state racketeering laws and regulations; (F) Federal and state health and safety laws and regulations; and (G) Federal and state laws, regulations and policies concerning (x) national and local emergency, (y) possible judicial deference to acts of foreign states, and (z) criminal and civil forfeiture laws; and (iv) in giving the opinion referred to in subclause
(B) in Section 7(d)(A)(vii), state that such opinion with respect to the enforceability of such documents may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except to the extent of the opinion contained in Section 7(d)(A)(xx), and may state that such counsel expresses no belief with respect to the financial statements and notes thereto and other financial and statistical data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus.

      f) (B) Weinberg & Green LLC shall have furnished to the Underwriters its written opinion, as Maryland counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

            (i) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland, and has all trust power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration
Statement and the Prospectus, and to enter into and perform its obligations under this Agreement.

            (ii) All of the issued shares of beneficial interest of the Company (other than the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus.

            (iii) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Shares in accordance herewith, each of the Underwriters will receive good, valid and, subject to the excess share restrictions set forth in Article VII of the Company's Declaration of Trust, marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities. The terms of the Shares conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates to be used to evidence the Shares are in due and proper form and comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights arising under the Declaration of Trust or by-laws of the Company, Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, or any agreement or other instrument to which the Company is a party known to such counsel.

            (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Underwriters and the Operating
Partnership, is a valid and binding agreement of the Company.

            (v) To the knowledge of such counsel, the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body of the State of Maryland that has jurisdiction over the Company or any of its properties or assets.

            (vi) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of the Declaration of Trust or by-laws of the Company.

            (vii) To the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject which are not disclosed in the Prospectus and which, if determined adversely to the Company, might reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company; and to the knowledge of such counsel no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (viii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official in the State of Maryland is required on the part of the Company (except as may be required under state securities laws) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement.

Such counsel shall state that Rogers & Wells, counsel for the Underwriters, may rely on its opinion.

      g) The Underwriters shall have received from Rogers & Wells, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

      h) At the time of execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in, or incorporated by reference in, the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

      i) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

      j) The Transaction Entities shall have furnished to the Underwriters a certificate, dated such Delivery Date, of the Chairman of the Board, Chief Executive Officer, President or a Vice President of the Company and the chief financial officer of the Company (in each case, for the Company and for the Company as general partner of the Operating Partnership) stating that:

            i) The representations, warranties and agreements of the Transaction Entities in Section 1 are true and correct as of such Delivery Date; the Transaction Entities complied with all of their agreements contained herein; and the conditions set forth in Sections 7(a) and 7(i) have been fulfilled; and

            ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances in which they were made), and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

      k) (i) None of the Transaction Entities or their subsidiaries or any Property shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of either Transaction Entity or any change, or any development involving a prospective change, in or affecting any Property Affiliate or Property or the general affairs, management, financial position, shareholders' equity or results of operations of either Transaction Entity, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

      l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus by the Underwriters.

      m) The New York Stock Exchange, Inc. shall have approved the Shares for listing, subject only to official notice of issuance.

      n) The Transaction Entities shall not have failed at or prior to such Delivery Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to such Delivery Date.

      o) On the First Delivery Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

      p) The Underwriters shall have been furnished with the written agreements referred to in Section 5(i) hereof.

      q) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.

      r) In the event that the Underwriters exercise their option provided in Section 2 hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

            i) A certificate, dated such Date of Delivery, of the Chairman of the Board, Chief Executive Officer, President or a Vice President of the Company and of the chief financial officer of the Company (in each case, for the Company and for the Company as the general partner of the Operating Partnership) confirming that the certificate delivered on the First Delivery Date pursuant to Section 7(h) hereof remains true and correct as of such Date of Delivery.

            ii) The favorable opinions of Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Transaction Entities, and Weinberg & Green LLC, Maryland counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by
Section 7(d) hereof.

            iii) The favorable opinion of Rogers & Wells, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section (e) hereof.

            iv) A letter from Ernst & Young LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letters furnished to the Underwriters pursuant to Section 7(f) hereof.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

Any certificate or document signed by any officer of the Transaction Entities and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Transaction Entities to each Underwriter as to the statements made therein.

The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the satisfaction on and as of any Date of Delivery of the conditions set forth in this Section 7, except that, if any Date of Delivery is other than the First Delivery Date, the certificates, opinions and letters referred to in Sections 7(d) through 7(h) hereof shall be dated the Date of Delivery in question and the opinions called for by Sections 7(d) and 7(e) hereof shall be revised to reflect the sale of Option Shares.

8.  EFFECTIVE DATE OF AGREEMENT.  This Agreement shall become effective:
(i) upon the execution hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission.

9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Transaction Entities, except that the Transaction Entities will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 12. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Initial Shares which a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Transaction Entities for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

10.  INDEMNIFICATION AND CONTRIBUTION.

The Transaction Entities jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made), or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Transaction Entities shall not be liable under this clause
(iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Transaction Entities may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

Each Underwriter, severally and not jointly, shall indemnify and hold harmless each Transaction Entity, its officers and employees, each of its trustees, and each person, if any, who controls each Transaction Entity within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which each Transaction Entity or any such trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse each Transaction Entity and any such trustee, officer or controlling person for any legal or other expenses reasonably incurred by each Transaction Entity or any such trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to each Transaction Entity or any such trustee, officer, employee or controlling person.

Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ its own counsel, with such counsel, in the case of the Underwriters, to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Transaction Entities under this Section 10 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Transaction Entities. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(d) are several in proportion to their respective underwriting obligations and not joint.

The Underwriters severally confirm and each Transaction Entity acknowledges that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, the legend concerning stabilization on the inside front cover of, the concession and reallowance figures appearing under the caption "Underwriting" and, pursuant to Item 508 of Regulation S-K of the Securities Act, the seventh, eighth and ninth paragraphs of the section captioned "Plan of Distribution" in, the Preliminary Prospectus and the comparable material in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, the Preliminary Prospectus and the Prospectus.

11. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 7(i), 7(j) or 7(l), shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

12. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Transaction Entities to perform any agreement on their part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Transaction Entities is not fulfilled, the Transaction Entities will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Transaction Entities shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Transaction Entities shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

13. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

      if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division, with a copy, in the case of any notice pursuant to Section 10(c), to Rogers & Wells, 200 Park Avenue, New York, New York 10166, Attention of Robert E. King, Jr.;

      if to the Transaction Entities shall be delivered or sent by mail, telex or facsimile transmission to the Company, 65 Valley Stream
Parkway, Malvern, PA  19355, Attention:  General Counsel (Fax:  610-644-
2175);

provided, however, that any notice to an Underwriter pursuant to Section 10(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Transaction Entities shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Smith Barney Inc.

14. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transaction Entities and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Transaction Entities contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and
(B) the indemnity agreement of the Underwriters contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of trustees of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Transaction Entities within the meaning of section 15 of the Securities Act.
Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

15. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Transaction Entities and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

16. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b)
"subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York applicable to contracts made and to be performed within the state of New York.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

LIBERTY PROPERTY TRUST


By     /s/ Willard G. Rouse III
---------------------------------------
Name: Willard G. Rouse III
Title: Chairman of the Board and Chief Executive Officer



LIBERTY PROPERTY LIMITED PARTNERSHIP

By:  Liberty Property Trust,
     its sole general partner


By /s/ Willard G. Rouse III
---------------------------------------
Name:  Willard G. Rouse III
Title: Chairman of the Board and Chief Executive Officer


Accepted:


SMITH BARNEY INC.



By    /s/ John R. Barber
---------------------------------------
    Authorized Representative

For itself and on behalf
of the Underwriters


SCHEDULE 1


                             Number of
Underwriters                   Shares


Smith Barney Inc.            1,150,000
A.G. Edwards & Sons, Inc.    1,150,000

Total                        2,300,000